Gardner Lewis Investment Trust

The Chesapeake Growth Fund
285 Wilmington-West Chester Pike
Chadds Ford, Pennsylvania 19317
(800) 430-3863

April 27, 2016

Dear Shareholder:

A Special Meeting of the Shareholders of Gardner Lewis Investment Trust (the “Existing Trust”) on behalf of its series, The Chesapeake Growth Fund (the “Target Fund”), will be held on Wednesday, May 25, 2016 at 9:00 a.m., Eastern Time at the offices of the Existing Trust (285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317).

On March 16, 2016, the Board of Trustees (the “Board”) of the Existing Trust voted to approve a series of proposals pertaining to the Target Fund. Principally, the Board voted to approve an Agreement and Plan of Reorganization whereby the Target Fund would be reorganized with and into The Chesapeake Core Growth Fund (the “Acquiring Fund”), also a series of the Existing Trust (the “Merger Proposal”) (also Proposal 1 below). Alternatively, if the Merger Proposal is not approved by shareholders, the Board approved a set of contingency proposals that are designed to modernize the Target Fund’s operations and to meet certain specific regulatory requirements pertaining to the election of Trustees on the Board (the “Alternative Proposals”) (also, Proposals 2 and 3 below). The Alternative Proposals include the approval of (1) an Agreement and Plan of Reorganization pursuant to which the Target Fund would be reorganized as series of the Chesapeake Investment Trust, a newly established Delaware Statutory Trust (the “New Trust”); and (2) revisions to the Target Fund’s fundamental investment restrictions. Finally, the Board has approved a slate of three Trustees who have been appointed to the Board and now need to be elected by shareholders (Proposal 4 below). These three Trustees would serve on the Existing Trust or the New Trust, depending on the outcome of certain of the Proposals described above.

You should note that the Alternative Proposals (Proposals 2 and 3 below) would only take effect if the Merger Proposal (Proposal 1 below) is NOT approved by shareholders and if the Alternative Proposals ARE approved by shareholders, Proposal 4 would take effect whether or not the other Proposals are approved.

Enclosed is proxy information for the Special Meeting of the Existing Trust. The purpose of the Special Meeting is to seek approval of:

(1)	An Agreement and Plan of Reorganization for Merger – by and between the Target Fund and the Acquiring Fund, providing for the reorganization of Target Fund into the Acquiring Fund (“Proposal 1” or the “Merger Proposal);

(2)	An Agreement and Plan of Reorganization for Redomicile – creating a series of the New Trust, a newly established Delaware Statutory Trust (“Proposal 2” or the “Redomicile Proposal);

(3)	Revisions to the Target Fund’s Fundamental Investment Restrictions (“Proposal 3” or the “Restrictions Proposal”); and

(4)	Election of Three Trustees to the Trust (“Proposal 4” or the “Trustee Proposal”).

If the Merger Proposal is approved by shareholders, you will become a shareholder of the Acquiring Fund beginning on the date the merger occurs. Alternatively, if the Merger Proposal is not approved by shareholders, shareholders are also being asked to approve a Redomicle Proposal that would move the Target Fund into a fund of the same name under the New Trust. Additionally, if the Merger Proposal is not approved by shareholders and if the Redomicile Proposal is not approved by shareholders, you are also being asked to approve the Restrictions Proposal which would make revisions to Target Fund’s fundamental investment restrictionsand approve the Trustee Proposal which would elect three Trustees to the Board.

Federal and state laws governing mutual fund structures have changed since the time the Existing Trust and the Target Fund were originally created and it became clear that being organized as a Delaware statutory trust provided the most efficient and flexible organizational structure.  The Existing Trust is an investment company organized as a Massachusetts business trust. After the Redomicile Proposal (or alternatively, the Merger Proposal), the Target Fund would become series of the New Trust, a Delaware statutory trust.

We encourage you to read the full proxy. Please note, however, these changes will not result in any change in the name, investment objective, principal investment strategy, or investment adviser of the Target Fund.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the Special Meeting, your vote is important and you are, therefore, strongly encouraged to return a proxy card.

If your shares are held in street name, only your bank or broker can vote your shares and generally only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

You should note that the Existing Trust has two series – the Target Fund and the Acquiring Fund. Simultaneous with you receiving this Proxy Statement, shareholders of the Acquiring Fund are receiving a Proxy Statement soliciting their vote on the same Proposals as set forth in Proposals 2-4. As such, if you approve the Merger Proposal, you may ultimately be a shareholder of a Delaware Statutory Trust, assuming the shareholders of the Acquiring Fund approve the proposals they are presented with.

We look forward to receiving your proxy so that your shares may be voted at the meeting.

Sincerely,

/s/ Tina H. Bloom

Tina H. Bloom
Secretary

MORE INFORMATION ABOUT YOUR PROXY

Initially, you are being asked to approval a Merger Proposal where the Target Fund would merge into the Acquiring Fund. This Merger Proposal is designed to combine two funds that have substantially similar investment strategies, significant portfolio overlap and will allow the combined fund to gain certain economies of scale.

Alternatively, if the Merger Proposal is not approved by shareholders of the Target Fund you are being asked to consider the following proposals. First, a Redomicle Proposal that would reorganize the Target Fund into a fund by the same name that is part of the New Trust. Approval for the Redomicile Proposal is sought because it has been more than twenty years since the Existing Trust was established and Federal and state laws governing mutual fund structures have changed. After reviewing how the Target Fund operates, we seek to recognize some benefits and efficiencies by reorganizing the Target Fund into a Delaware statutory trust which would be a more efficient and flexible organizational structure in which to operate the Target Fund. Second, a Restrictions Proposal is being sought because the Target Fund, as is the case with all mutual funds, is required to have certain investment restrictions that are “fundamental” – that is, they cannot be changed without shareholder approval. Many of these reflect regulatory, business or industry conditions, practices or requirements that are no longer required.  We feel it is important and in the best interests of shareholders to modernize these restrictions. As such, the Redomicile Proposal and the Restrictions Proposal are intended to modernize the Target Fund’s operations, conform them to industry standards, and ease fund administration in the event the Merger Proposal is not approved.

You should note that if the Merger Proposal is approved, the Redomicile Proposal and the Restrictions Proposal would not take effect as the Target Fund would cease operations. However, if the Merger Proposal is not approved, your vote will be important to the determination of whether the Redomicile Proposal, Restrictions Proposal and Trustee Proposal are approved.

In regards to the Trustee Proposal, you are being asked to vote on is the election of three Trustees to the Existing Trust (the same trustees would serve on the New Trust pending the outcome of certain Proposals). Two of these Trustees currently serve as Trustees and have for quite some time.

We believe that the changes sought in these Proposals will benefit the Target Fund whether as part of the Acquiring Fund or in the New Trust and lead to greater operating efficiencies and flexibility that should benefit shareholders over the years. Whether or not you plan to attend the Special Meeting in person, your vote is needed no later than May 25, 2016. Delaying to vote can potentially add to the cost of this proxy solicitation.

Sincerely,

/s/ Tina H. Bloom

Tina H. Bloom
Secretary

Gardner Lewis Investment Trust
The Chesapeake Growth Fund
(the “Target Fund”)

285 Wilmington-West Chester Pike
Chadds Ford, Pennsylvania 19317
 1.800.430.3863

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to be held on May 25, 2016:
This Proxy Statement is Available online at the Following Website:

http://www.gofilepoint.com/Chesapeake

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of Gardner Lewis Investment Trust (the “Existing Trust”):

Notice is hereby given that a special meeting of the shareholders of The Chesapeake Growth Fund (the “Special Meeting”) will be held on May 25, 2016 at the offices of the Trust (285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317), at 9:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

(1)	An Agreement and Plan of Reorganization for Merger – by and between The Chesapeake Growth Fund (the “Target Fund”) and The Chesapeake Core Growth Fund (the “Acquiring Fund”), providing for the reorganization of Target Fund into the Acquiring Fund (“Proposal 1” or the “Merger Proposal”);

(2)	An Agreement and Plan of Reorganization for Redomicile – creating a series of Chesapeake Investment Trust, a newly established Delaware Statutory Trust (the “New Trust”) (“Proposal 2” or the “Redomicile Proposal”);

(3)	Revisions to the Target Fund’s Fundamental Investment Restrictions (“Proposal 3” or the “Restrictions Proposal”); and

(4)	Election of Three Trustees to the Existing Trust (“Proposal 4” or the “Trustee Proposal”).

(5)	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees recommends that you vote FOR each Proposal identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on March 30, 2016 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at http://www.gofilepoint.com/Chesapeake.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.

By order of the Board of Trustees of the Existing Trust,

/s/ Tina H. Bloom

Tina H. Bloom
Secretary
April 27, 2016

PROXY STATEMENT/PROSPECTUS
April 27, 2016

Special Meeting of Shareholders
of The Chesapeake Growth Fund
Scheduled for May 25, 2016

Acquisition of the Assets of:	By and in Exchange for Shares of Beneficial Interest of:

The Chesapeake Growth Fund
Investor Shares: CHEAX
Institutional Shares: CHESX
(A series of Gardner Lewis
Investment Trust)
285 Wilmington-West Chester Pike
Chadds Ford, Pennsylvania 19317
(800) 430-3863

The Chesapeake Core Growth Fund CHCGX (A series of Gardner Lewis Investment Trust) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317 (800) 430-3863
(each an open end investment company)

Important Notice Regarding the Availability of Proxy Materials for
the Special Meeting to be held on May 25, 2016

The Proxy Statement/Prospectus explains concisely what you should know before voting on the matters described herein or investing in The Chesapeake Core Growth Fund. Please read it carefully and keep it for future reference.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMIEND THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TO OBTAIN MORE INFORMATION

To obtain more information about The Chesapeake Growth Fund (the “Target Fund”) and The Chesapeake Core Growth Fund (the “Acquiring Fund”) (collectively, the “Funds”), please write or call for a free copy of the current prospectus, statement of additional information, annual/semi-annual shareholder reports, or other information.
By Internet: By Phone:	www.gofilepoint.com/Chesapeake (800) 430-3863

By Mail:	Gardner Lewis Investment Trust c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

The following documents containing additional information about the Funds, each having been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Statement of Additional Information dated April 27, 2016 relating to this Proxy Statement/Prospectus;

2.	The Prospectus and Statement of Additional Information dated March 1, 2016, each as supplemented from time to time, for the Target Fund; and

3.	The Prospectus and Statement of Additional Information dated March 1, 2016, each as supplemented from time to time, for the Acquiring Fund; and

4.	The Annual Report dated October 31, 2015 for each of the Funds.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC.

This Proxy Statement/Prospectus will be mailed on or about April 25, 2016 to shareholders of record of the Fund as of March 30, 2016 (the “Record Date”).

You also may view or obtain these documents from the SEC:

In Person:	Public Reference Section 100 F Street, N.E. Washington, D.C. 20549 (202) 551-8090

By Mail:	U.S. Securities and Exchange Commission Public Reference Section 100 F Street, N.E. Washington, D.C. 20549 (Duplication Fee Required)

By Email:	publicinfo@sec.gov (Duplication Fee Required)

By Internet:	www.sec.gov

When contacting the SEC, you will want to refer to the Funds’ SEC file numbers. The file number for the document listed above as (1) is File No.333-210275. The file number for the documents listed above as (2), (3) and (4) is 811-07324.

TABLE OF CONTENTS

Page No.

Proposal One – Approval of the Reorganization of The Chesapeake Growth Fund into The Chesapeake Core Growth Fund	1
Proposal Two – Approval of An Agreement and Plan of Reorganization pursuant to which the Chesapeake Growth Fund would be Reorganized into a Corresponding Series of The Chesapeake Investment Trust, a newly established Delaware Statutory Trust	16
Proposal Three – Approval of Revisions to the Target Fund’s Fundamental Investment Restrictions	24
Proposal Four – Election of Three Trustees to the Trust	33
General Information About the Proxy Statement/Prospectus	41
Exhibit A: Form of Agreement and Plan of Reorganization (Proposal 1)	A-1
Exhibit B: Form of Agreement and Plan of Reorganization (Proposal 2)	B-1
Exhibit C: Beneficial Ownership	C-1
Exhibit D: Investing in the Fund	D-1
Exhibit E: Financial Highlights of the Target Fund and the Acquiring Fund	E-1
Exhibit F: Additional Information Regarding the Acquiring Fund	F-1
Exhibit G: Nominating Committee Charter	G-1

SUMMARY OF THE PROPOSALS

Proposal One – The Merger Proposal

You should read this entire Proxy Statement/Prospectus and the Agreement and Plan of Reorganization Agreement (“Reorganization Agreement”), which is included in Exhibit A. For more information about the Acquiring Fund, please consult Exhibit F.

On March 16, 2016, the Board of Trustees approved the merger of the Target Fund into the Acquiring Fund (the “Reorganization”). Subject to shareholder approval, the Reorganization Agreement provides for:

·	the transfer of all of the assets of the Target Fund in exchange solely for shares of beneficial interest of the Acquiring Fund;

·	the assumption by the Acquiring Fund of all the liabilities of the Target Fund;

·	the distribution of shares of the Acquiring Fund to the shareholders of the Target Fund; and

·	the complete liquidation of the Target Fund.

If shareholders approve the Reorganization, each owner of Investor Shares of the Target Fund would become a shareholder of the Shares of the Acquiring Fund and each owner of Institutional Shares of the Target Fund would become a holder of Shares of the Acquiring Fund. The Acquiring Fund offers one class of Shares. The Reorganization is expected to be effective on the Closing Date. Each shareholder of the Fund will hold, immediately after the Closing Date, shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the shares of Fund held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•	Both Funds have an identical investment objective.
•	Gardner Lewis Asset Management, L.P. (the “Adviser”) serves as investment adviser to both Funds.
•	Assuming asset levels remain at similar or greater levels, it is expected that the total annual operating expenses of the combined Acquiring Fund would be lower than those of the Target Fund as a result of the Reorganization.
•	Each Fund is serviced by the same service providers, including the distributor, administrator, transfer agent, and custodian.
•	The Reorganization will not affect a shareholder’s right to purchase, redeem, or exchange shares of the Funds. In addition, the Reorganization will not affect how shareholders purchase or sell their shares.
•	The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither the Target Fund nor its shareholders nor the Acquiring Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

Proposal Two – The Redomicile Proposal

At its March 16, 2016 meeting, the Board also approved a Plan of Reorganization whereby the shareholders of the Target Fund are asked to consider a proposed Agreement and Plan of Reorganization, which includes: (a) the transfer of all assets of each series of the Existing Trust1 to a corresponding series of the same name (the "New Fund") of the New Trust, a recently formed Delaware statutory trust, and the assumption by the New Fund of the liabilities of a Fund, in exchange for shares of the New Fund, and (b) the distribution to shareholders of a Fund of the shares of the New Fund (the "Reorganization"). A form of the Agreement and Plan of Reorganization is attached as Exhibit B to this Proxy Statement (the "Reorganization Plan").

Note that should shareholders of the Target Fund approve the Merger Proposal, the Redomicile Proposal would not be necessary as the Target Fund would be reorganized into the Acquiring Fund.

Proposal Three – The Restrictions Proposal

Upon the recommendation of the Adviser, the Trustees have reviewed the Target Fund’s current fundamental investment restrictions and have recommended that several of the fundamental restrictions be eliminated or amended in order to increase the investment flexibility of the Target Fund and to simplify and modernize the restrictions to conform with changes in the law and industry norms. Shareholders of the Target Fund are asked to consider various revisions to the Target Fund’s fundamental investment restrictions.

Note that should shareholders of the Target Fund approve the Merger Proposal, the Restrictions Proposal would not be necessary as the Target Fund would be reorganized into the Acquiring Fund.

Proposal Four – The Trustee Proposal

The shareholders of the Target Fund are being asked to elect three Trustees to the Existing Trust (they will also serve on the New Trust pending the outcome of certain Proposals). The nominees are: W. Whitfield Gardner, Theo H. Pitt, Jr. and James H. Speed, Jr. Mr. Gardner is an “interested person” of the Existing Trust as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position as an officer of the Adviser. Each of the other Nominees is not an “interested person” of the Existing Trust as that term is defined in the 1940 Act.

Note that whether shareholders of the Target Fund are reorganized into the Acquired Fund or whether the Target Fund will remain and become part of the New Trust, it is likely that shareholders will ultimately become part of a Delaware statutory trust.

[1].	Note that shareholders of the Existing Trust’s other series – The Chesapeake Core Growth Fund (the Acquiring Fund) are also being asked to vote on such a reorganization, among other proposals in a separate Proxy Statement.

____________________________________________________________

PROPOSAL 1
____________________________________________________________

Approval of the Reorganization of The Chesapeake Growth Fund into The Chesapeake Core Growth Fund

Introduction

Shareholders of The Chesapeake Growth Fund (the “Target Fund”) are being asked to approve a Reorganization Agreement, providing for the reorganization of the Target Fund with and into The Chesapeake Core Growth Fund (the “Acquiring Fund”) (the “Reorganization”). If the Reorganization is approved, shareholders in the Target Fund will become shareholders in the Acquiring Fund as of the close of business on the Closing Date.

At a meeting held on March 16, 2016, the Board considered a proposal by Gardner Lewis Asset Management, LP (the “Adviser”) to reorganize the Target Fund into the Acquiring Fund. The factors considered by the Board are discussed more fully under “Board Considerations” below and generally include representations by the Adviser that a combined Fund is expected to provide investors with a reduced expense ratio and economies of scale and expose investors to a broader asset range. The Board also considered that the Reorganization is expected to be a tax-free transaction.

Comparison of the Funds’ Investment Objectives

The chart below compares the investment objectives of the Funds. The Funds have the same benchmark indices.

	Target Fund	Acquiring Fund
Investment Objective	To seek capital appreciation.	To seek capital appreciation.

Comparison of the Funds’ Fees and Expenses

The following tables describe the fees and expenses of the Funds. The Annual Fund Operating Expenses table and Example table shown below are based on actual expenses incurred in each Fund’s fiscal year ended October 31, 2015. Pro forma numbers are estimated in good faith and are hypothetical. Note that the Target Fund has two classes of shares – Investor Shares and Institutional Shares and the Acquiring Fund has one class of shares (unnamed). Note also that the Institutional Shares of the Target Fund do not have a 12b-1 fee and the Shares of the Acquiring Fund to be exchanged for Institutional Shares of the Target Fund do have a 12b-1 fee. As such, if you hold Institutional Shares of the Target Fund, following the Reorganization, you will hold Investor Shares which are subject to a 12b-1 Fee. However, it is expected that following the Reorganization, overall expenses of the combined Acquiring Fund shall be less.

Investor Shares

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Target Fund	Acquiring Fund	Pro Forma Combined Acquiring Fund
	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as percentage of the value of your investment)	Target Fund	Acquiring Fund	Pro Forma Combined Acquiring Fund
Management Fees	1.00%	1.00%	1.00%
Distribution and/or (12b-1) Fees	0.10%	0.13%	0.10%
Other Expenses	1.66%	0.76%	0.71%
Acquired Fund Fees and Expenses	--	0.01	0.01%
Total Annual Fund Operating Expenses	2.76%	1.90%[1]	1.82%[2]

[1]	“Total Annual Fund Operating Expenses” will not correlate to the Acquiring Fund’s ratio of total expenses to average net assets in the Acquiring Fund’s Financial Highlights, which reflects the operating expenses of the Acquiring Fund but does not include “Acquired Fund Fees and Expenses.”

[2]	The above Pro Forma Combined Acquiring Fund Total Annual Fund Operating Expenses is based on financial information of the Target Fund and Acquiring Fund as of the most recent fiscal year ended October 31, 2015. As described later in this proxy, the Board of Trustees has approved allowing the Target Fund and Acquiring Fund bearing an asset based proportionate share of the expenses of the proxy and shareholder meeting related expenses. It is anticipated that these costs will increase the pro forma combined Acquiring Fund Total Annual Fund Operating Expenses by 26 basis points such that the actual Total Annual Fund Operating Expenses would be 2.08%.

Institutional Shares

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Target Fund	Acquiring Fund	Pro Forma Combined Acquiring Fund
	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as percentage of the value of your investment)	Target Fund	Acquiring Fund	Pro Forma Combined Acquiring Fund
Management Fees	1.00%	1.00%	1.00%
Distribution and/or (12b-1) Fees	None	0.13%	0.10%
Other Expenses	1.37%	0.76%	0.71%
Acquired Fund Fees and Expenses	--	0.01%	0.01%
Total Annual Fund Operating Expenses	2.37%	1.90%[1]	1.82%[2]

[1]	“Total Annual Fund Operating Expenses” will not correlate to the Acquiring Fund’s ratio of total expenses to average net assets in the Acquiring Fund’s Financial Highlights, which reflects the operating expenses of the Acquiring Fund but does not include “Acquired Fund Fees and Expenses.”

[2]	The above Pro Forma Combined Acquiring Fund Total Annual Fund Operating Expenses is based on financial information of the Target Fund and Acquiring Fund as of the most recent fiscal year ended October 31, 2015. As described later in this proxy, the Board of Trustees has approved allowing the Target Fund and Acquiring Fund bearing an asset based proportionate share of the expenses of the proxy and shareholder meeting related expenses. It is anticipated that these costs will increase the pro forma combined Acquiring Fund Total Annual Fund Operating Expenses by 26 basis points such that the actual Total Annual Fund Operating Expenses would be 2.08%.

Example

The following examples are intended to help you compare the costs of investing in each Fund and the combined Acquiring Fund. The examples assume that you invest $10,000 in each Fund and in the combined Acquiring Fund after the Reorganization for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The examples also assume that your investment has a 5% return each year, that all distributions are reinvested and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
Target Fund
Investor Shares	$279	$856	$1,459	$3,090
Institutional Shares	$240	$739	$1,265	$2,706

Acquiring Fund
Shares	$193	$597	$1,026	$2,222

Pro Forma Combined Acquiring Fund
Shares	$185	$573	$985	$2,137

Comparison of the Funds’ Principal Investment Strategies

The chart below compares the principal investment strategies of the Funds. The Funds have similarities in their investment strategies. Each Fund is a diversified Fund. The main differences between the Funds is that the Acquiring Fund focuses its investments in the equity securities of the largest 1,000 companies while the Target Fund invests without regard to market capitalization and has no constraints as to investing in smaller or mid sized companies. The strategies by which the Funds employ their objective of outperforming the S&P 500 Total Return Index are identical.

	Target Fund	Acquiring Fund
Principal Investment Strategies
The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust (the “Trust”), seeks capital appreciation by investing primarily in equity securities, such as common and preferred stock and securities convertible into common stock, without regard to market capitalization. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund’s objective.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. (the “Advisor”) will focus on companies that, in the Advisor’s opinion, show superior prospects for earnings growth and are undergoing positive changes that have not yet been recognized by “Wall Street” analysts and the financial press. Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year’s comparable period. The Advisor generally avoids companies that have excessive debt. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates.

Under normal market conditions, the Fund will invest at least 90% of its total assets in equity securities, of which no more than 25% of the Fund’s total assets will be invested in the securities of any one industry. Up to 10% of the Fund’s total assets may consist of foreign securities and sponsored American Depositary Receipts (“ADRs”). However, all of the securities in which the Fund invests will be actively traded on domestic or foreign securities exchanges or in the over-the-counter markets. Portfolio securities are generally acquired for the long term.

The Fund, which is a diversified separate investment portfolio of the Gardner Lewis Investment Trust (the “Trust”), seeks capital appreciation by investing primarily in equity securities of the largest 1,000 companies, based on market capitalization, domiciled in the United States. Equity securities include common and preferred stock and securities convertible into common stock. Realization of current income will not be a significant investment consideration and any such income should be considered incidental to the Fund’s objective.

In making investment decisions for the Fund, Gardner Lewis Asset Management L.P. (the “Advisor”) will focus on companies that, in the Advisor’s opinion, show superior prospects for earnings growth and are undergoing positive changes that have not yet been recognized by “Wall Street” analysts and the financial press. Lack of recognition of these changes often causes securities to be less efficiently priced. The Advisor believes these companies offer unique and potentially superior investment opportunities.

Additionally, companies in which the Fund invests typically will show strong earnings growth when compared to the previous year’s comparable period. The Advisor generally avoids companies that have excessive debt. The Advisor also favors portfolio investments in companies whose price when purchased is not yet fully reflective of their growth rates.

Under normal market conditions, the Fund will invest at least 90% of its total assets in equity securities and at least 80% of such assets will be invested in the largest 1,000 companies domiciled in the United States. Generally, all of the securities in which the Fund invests will be traded on domestic securities exchanges or in the over-the-counter markets. The Fund may invest in foreign securities if they are traded on a U.S. securities exchange. Portfolio securities are generally acquired for the long term.

Comparison of the Funds’ Principal Investment Risks

The following are the principal risks of investing in the Funds. Each of the Target Fund and the Acquiring Fund are subject to the following principal risks: equity securities risk; market risk; internal change risk; large capitalization companies risk; investor advisor risk; and market segment risk. The Target Fund is also subject to small and medium capitalization companies risk while the Acquiring Fund is not. The risks relevant to the Acquiring Fund (and that also are applicable to the Target Fund) are presented below:

Equity Securities. To the extent that the majority of the Fund’s portfolio consists of equity securities, it is expected that the Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities. Equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor.

Market Risk. Market risk refers to the risk related to investments in securities in general and daily fluctuations in the securities markets. The Fund’s performance will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions, and general market conditions.

Sector Risk. If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, a particular set of circumstances may affect this sector or companies within the sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected.

Internal Change. Investing in companies which are undergoing internal change, such as implementing new strategies or introducing new technologies, may involve greater than average risk due to their unproven nature.

Large Capitalization Companies. Companies with large market capitalizations go in and out of favor based on various market and economic conditions. Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Market Segment Risk. Investors are also subject to the risk that the Fund’s market segment, the largest 1,000 companies domiciled in the United States, may underperform other equity market segments or the equity markets as a whole.

Information about the Funds’ policies and procedures with respect to disclosure of the Funds’ portfolio holdings is included in each Fund’s Statement of Additional Information.

Comparison of the Funds’ Performance

The following information is intended to help you understand the risks of investing in the Funds. The following bar charts show the changes in each Fund's Shares’ performance from year to year. The table below shows how the Target Fund’s Investor Class Shares and Institutional Class Shares (and the Acquiring Fund’s Shares) average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Funds. Past performance (before and after taxes) of the Funds is no guarantee of how they will perform in the future.

Target Fund (Investor Class)

Annual Total Returns

60%
40%
20%
0%
-20%
-40%
-60%
9.72%
21.16%
-49.94%
48.97%
18.39%
-12.67%
19.46%
37.09%
5.32%
5.59%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

•	During the period shown in the bar chart, the highest quarterly return was 23.87% (for the quarter ended June 30, 2009).

•	During the period shown in the bar chart, the lowest quarterly return was -31.02% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2015:

The table below presents the impact of taxes on the Target Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold shares of the Target Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

Target Fund Investor Shares	1 Year	5 Years	10 Years
Return Before Taxes	5.59%	9.72%	6.44%
Return After Taxes on Distributions	1.99%	7.68%	5.44%
Return After Taxes on Distributions and Sale of Investor Shares	6.29%	7.65%	5.17%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%

Target Fund (Institutional Class)

Annual Total Returns

60%
40%
20%
0%
-20%
-40%
-60%
9.46%
21.42%
-49.70%
49.21%
18.88%
-12.20%
20.03%
37.84%
5.50%
5.66%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

•	During the period shown in the bar chart, the highest quarterly return was 24.03% (for the quarter ended June 30, 2009).

•	During the period shown in the bar chart, the lowest quarterly return was -30.97% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2015:

The table below presents the impact of taxes on the Target Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold shares of the Target Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

Target Fund Institutional Shares	1 Year	5 Years	10 Years
Return Before Taxes	5.66%	10.12%	6.74%
Return After Taxes on Distributions	2.45%	8.27%	5.84%
Return After Taxes on Distributions and Sale of Institutional Shares	6.00%	7.97%	5.43%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%

Acquiring Fund

Annual Total Returns

60%
40%
20%
0%
-20%
-40%
-60%
7.22%
15.86%
-50.57%
39.24%
9.47%
-10.17%
19.40%
31.32%
8.95%
7.14%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

•	During the period shown in the bar chart, the highest quarterly return was 20.79% (for the quarter ended March 31, 2012).

•	During the period shown in the bar chart, the lowest quarterly return was -33.20% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2015:

The table below presents the impact of taxes on the Acquiring Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold shares of the Acquiring Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan, after-tax returns are not relevant to your investment because such accounts are subject to taxes only upon distribution.

Acquiring Fund	1 Year	5 Years	10 Years
Return Before Taxes	7.14%	10.46%	4.40%
Return After Taxes on Distributions	7.14%	10.46%	4.34%
Return After Taxes on Distributions and Sale of Fund Shares	4.04%	8.32%	3.52%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%

Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements

The sales loads, distribution and shareholder servicing arrangements of each of the Funds, as they are each series of the Trust, are identical. Complete information on the sales load, distribution and shareholder servicing arrangements can be found in Exhibit D to this Proxy Statement/Prospectus. You should note that unlike the Target Fund, the Acquiring Fund does not offer Institutional Shares and no discussion of Institutional Shares are contained in Exhibit D.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The purchase, redemption and exchange policies and procedures of each of the Funds, as they are each series of the Trust, are identical. Complete information on the purchase, redemption and exchange policies and procedures can be found in Exhibit D to this Proxy Statement/Prospectus.

Comparison of the Management of the Funds

Each Fund is managed by Gardner Lewis Asset Management, L.P. (the “Adviser”).  The Adviser’s address is 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317. The Adviser has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The Adviser was established as a Delaware corporation in 1990 and converted to a Pennsylvania limited partnership in 1994, is controlled by W. Whitfield Gardner. Mr. Gardner, Chairman and Chief Executive Officer of the Adviser, is also an executive officer of the Trust.

The Adviser is registered as an investment advisor with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940. Subject to the authority of the Board of Trustees of the Trust, the Adviser provides guidance and policy direction in connection with its daily management of each Fund’s assets and manages the investment and reinvestment of each Fund’s assets. The Adviser is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Funds.

The portfolio managers of the Funds are the same and are listed below.

The Adviser utilizes a team approach to managing each Fund’s portfolio, with W. Whitfield Gardner being primarily responsible for its day-to-day management. The portfolio management team is comprised of various professional investment personnel of the Adviser. Mr. Gardner co-managed each Fund’s portfolio since its inception in 1994 until 2012 when he became primarily responsible. He has been associated with the Advisor in his current capacity since it was founded in 1990.

Disclosure Regarding Approval of the Investment Advisory Contract. A discussion regarding the Trustees’ basis for approving the most recent continuance of the investment advisory contract for each Fund is available in that Fund’s annual report to shareholders for the fiscal year ended October 31, 2015. You may obtain a copy of the annual report, free of charge, upon request to the Funds.

Comparison of Service Providers to the Funds

The service providers to the Funds are the same and are listed below.

Administrator and Transfer Agent. Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment, and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

Distributor. Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

Custodian. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for each Fund’s assets. The Custodian acts as the depository for the Funds, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Funds’ request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive a fee from the Funds based on the average net assets of the Funds held by the Custodian plus additional out of pocket and transaction expenses incurred by the Funds.

Independent Registered Public Accounting Firm. BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Funds, audits the annual financial statements of the Funds, prepares each Fund’s federal and state tax returns, and consults with the Funds on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Funds will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. The Law Offices of John H. Lively & Associates, Inc., A Member firm of The 1940 Act Law GroupTM, 11300 Tomahawk Creek, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Funds.

Additional Information about the Funds

Form of Organization.   Each Fund is organized as a separate series of Gardner Lewis Investment Trust (the “Existing Trust”), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Existing Trust is governed by a Board of Trustees consisting of three members. For more information about the history of the Existing Trust see the Statement of Additional Information for both Funds dated March 1, 2016.

Dividends and Other Distributions. Each Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Each Fund distributes capital gains, if any, annually. Each Fund also declares dividends and pays dividends consisting of ordinary income, if any, annually. To comply with federal tax regulations, the Funds may also pay an additional capital gains distribution.

Financial Highlights. The fiscal year end of each Fund is October 31st. The financial highlights of the Target Fund and the Acquiring Fund that are contained in Exhibit E have been audited by BBD, LLP, the Trust’s and each Fund’s independent public accounting firm.

Information about the historical performance of the Acquiring Fund is contained in Exhibit F.

Capitalization. The following table shows on an unaudited basis the capitalization of each of the Funds as of October 31, 2015 and on a pro forma basis as of October 31, 2015, giving effect to the Reorganization.

	Target Fund	Acquiring Fund	Pro Forma Acquiring Fund
Net Assets
Investor Shares / Shares	$2,196,833	$27,843,842	$39,683,155
Institutional Shares	$9,735,711	--	--
Total	$11,932,544	$27,843,842	$39,683,155

Shares Outstanding
Investor Shares / Shares	127,866	1,086,009	1,551,421
Institutional Shares	504,907	--	--
Total	632,773	1,086,009	1,551,421

Net Asset Value Per Share
Investor Shares / Shares	$17.18	$25.64	$25.58
Institutional Shares	$19.27	N/A	N/A

Additional Information about the Reorganization

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached to this Proxy Statement/Prospectus as Exhibit A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of the Target Fund in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Target Fund’s liabilities; and (ii) the distribution of shares of beneficial interest of the Acquiring Fund to shareholders of the Target Fund, as provided for in the Reorganization Agreement. The Target Fund will then be liquidated.

Each shareholder of Investor Shares and Institutional Shares of the Target Fund will hold, immediately after the Closing Date, the Shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the shares of the Target Fund held by that shareholder as of the close of business on the Closing Date. In the interest of economy and convenience, shares of the Acquiring Fund will not be represented by physical certificates.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval by the shareholders of the Target Fund and that each Fund receives an opinion from The Law Offices of John H. Lively & Associates, Inc. to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or by one party on certain other grounds. Please refer to Exhibit A to review the terms and conditions of the Reorganization Agreement.

Expenses of the Reorganization

The expenses of the Reorganization will be paid by the Funds. The expenses of the Reorganization include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The expenses of the Reorganization are estimated to be $93,231 with the Target Fund bearing $29,818 and the Acquiring Fund bearing $63,413. With respect to amounts allocated to the Funds, the expenses will be allocated between the Target Fund and the Acquiring Fund based on their relative net assets.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither the Target Fund nor its shareholders, nor the Acquiring Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. In addition, a shareholder’s tax basis for shares held in the Target Fund would carry over to shares of the Acquiring Fund acquired in the Reorganization, and the holding period for shares held as a capital asset would also carry over to the Acquiring Fund shares received in the Reorganization.

As a condition to the closing of the Reorganization, the Funds will receive an opinion from The Law Offices of John H. Lively & Associates, Inc. to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. It is not anticipated that any securities positions will be eliminated as a result of the Reorganization.

Prior to the Closing Date, the Target Fund will pay to shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. This distribution would be taxable to shareholders that are subject to tax.

As of October 31, 2015, the Target Fund had no outstanding capital loss carryforwards available.

As of October 31, 2015, the Acquiring Fund had the following short-term capital loss carryforwards available:

Expires
Amount	October 31,

$119,580,462	2017
27,007,247	2018
$146,587,709

The ability of the Acquiring Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset.

Board of Trustees Recommendation

Based upon its review, the Board, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act (the “Independent Trustees”), determined that the Reorganization would be in the best interests of the Funds and their shareholders. In addition, the Board determined that the interests of the shareholders of the Funds would not be diluted as a result of the Reorganization.

Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees, approved the Reorganization Agreement and voted to recommend to shareholders that they approve the Reorganization Agreement. The Board is therefore recommending that the Target Fund’s shareholders vote “FOR” the Reorganization Agreement.

Board Considerations

The proposed Reorganization was presented to the Board of Trustees of the Existing Trust for consideration at a meeting held on March 16, 2016. At this meeting, the Board reviewed detailed information about the proposed Reorganization. For the reasons discussed below, the Trustees, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Existing Trust, determined that the Reorganization is in the best interests of the Funds and their shareholders and voted to approve the Reorganization and to present it to shareholders for approval.

The Board of Trustees was advised that it would be advisable and in the best interests of the Fund and its shareholders for the Adviser to merge the Target Fund with and into the Acquiring Fund.

The Board of Trustees of the Existing Trust, in recommending the proposed Reorganization, considered a number of factors in connection with this decision. Among the factors considered by the Board were:

(i)	the terms of the proposed Reorganization, including the anticipated tax-free nature of the transactions for the Funds and their shareholders;
(ii)	alternatives to the Reorganization, including the potential liquidation of the Target Fund;
(iii)	the operating expense ratios of the Funds and anticipated lowering of the operating expense ratio as a result of the Reorganization;
(iv)	that the portfolio managers to the combined Acquiring Fund would remain the same;
(v)	that the Funds have identical objectives and similar principal investment strategies;
(vi)	that the advisory contract with the Adviser for the Funds is identical;
(vii)	the interests of the current shareholders of the Funds will not be diluted as a result of the Reorganization.

As noted above, it is expected that following the Reorganization, total annual operating expenses of the Acquiring Fund would decrease even after taking into consideration the effect of the Funds bearing an asset based proportionate share of the expenses of the proxy and shareholder meeting related expenses. The Board expressed the view that the effect of having the Funds bear the expenses of the proxy and shareholder meeting related expenses was outweighed by the anticipated reduction in the total annual fund operating expenses to the Funds (and their shareholders) as a result of the Reorganization, which was, in turn, determined by the Board to be in the best interest of the Funds.

The Board also considered alternatives to the Reorganization, such as the liquidation of the Target Fund. In considering the alternative of liquidation, the Board noted that liquidation could result in tax consequences to Target Fund shareholders that would be avoided in the Reorganization. The Board also noted that (1) shareholders not wishing to become part of the Acquiring Fund could redeem their shares of the Target Fund at any time prior to closing without penalty and (2) that the Reorganization would allow shareholders of the Target Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with a similar investment strategy managed by the very same investment adviser and portfolio management team in a similar manner.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board determined that the Reorganization is in the best interests of the Target Fund and the Acquiring Fund and, accordingly, unanimously approved the Reorganization with the Acquiring Fund and the Reorganization Agreement and recommended that shareholders vote “For” the Reorganization.

Required Vote

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the Special Meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting; or (ii) a majority of the voting securities entitled to vote.

If shareholders of the Target Fund do not approve the Reorganization, the Target Fund will continue to be managed by the Adviser as described in the prospectus, and the Board will determine what additional action, if any, should be taken.

Additional Information Regarding the Acquiring Fund Name

If the Reorganization is approved by shareholders, the name of the Acquiring Fund will be changed to the “Chesapeake Growth Fund.” The Adviser has advised the Board that while there will be no changes to the Acquiring Fund’s investment strategies as a result of the Reorganization, the Adviser believes that the manner in which the Acquiring Fund is managed is perceived in the marketplace to be more closely identified with growth funds. Accordingly, the Adviser requested that the Board approve renaming the Acquiring Fund if the Reorganization is approved by shareholders.

 ____________________________________________________________

PROPOSAL 2
____________________________________________________________

Approval of an Agreement and Plan of Reorganization pursuant to which the Chesapeake Growth Fund would be reorganized into a corresponding series of The Chesapeake Investment Trust, a newly established Delaware Statutory Trust

Introduction and Background

The Board of Trustees (the “Board”) of the Gardner Lewis Investment Trust (the “Existing Trust”) has taken a series of actions designed to streamline and modernize the operations of The Chesapeake Growth Fund (the “Target Fund”) and conform them to industry standards – all of which is intended to ease the administration of the Fund. Proposal 2 relates to one of these actions and is to reorganize the Existing Trust into a different jurisdiction and a statutory trust. For the reasons set forth below under “Reasons for the Proposed Reorganization,” the Trustees of the Existing Trust, including the Trustees who are not “interested persons” as that term is defined in the federal securities laws, of the Existing Trust (“Independent Trustees”), have unanimously determined that the reorganization is in the best interests of the shareholders of the Target Fund and that the interests of those shareholders will not be diluted as a result of the reorganization.

Federal and state laws governing mutual fund structures have changed since the time the Existing Trust and the Target Fund were originally created and it became clear that being organized as a Delaware statutory trust provided the most efficient and flexible organizational structure.  The Existing Trust is an investment company organized as a Massachusetts business trust. After the reorganization, the Target Fund would become series of Chesapeake Investment Trust, a Delaware statutory trust (the “New Trust”).

Shareholders of the Target Fund are asked to consider a proposed Agreement and Plan of Reorganization, which includes: (a) the transfer of all assets of the Target Fund to a corresponding series of the same name (the "New Fund") of the New Trust, a recently formed Delaware statutory trust, and the assumption by the New Fund of the liabilities of the Target Fund, in exchange for shares of the New Fund2, and (b) the distribution to shareholders of the Target Fund of the shares of the New Fund (the "Reorganization"). A form of the Agreement and Plan of Reorganization is attached as Exhibit B to this Proxy Statement (the "Reorganization Plan").

Because the Reorganization Plan calls for the Target Fund, as sole shareholder of the New Fund prior to shares of the New Fund being distributed to the Fund's shareholders, to vote on certain issues regarding the operations of the New Trust, shareholders of the Target Fund, in approving the proposed Reorganization, will essentially be approving that the Target Fund vote in the affirmative on the following issues: (i) the election of trustees for the New Trust (as qualified by Trustee Proposal (Proposal 3) in this proxy statement), (ii) the approval of an advisory agreement for the New Fund that is essentially the same as the current advisory agreement for the Target Fund, and (iii) the ratification of the existing independent auditors of the Target Fund for the New Trust's upcoming fiscal year. In connection with the Reorganization, shareholders of the Target Fund are not being asked to separately vote on these issues. More information on each of these items is discussed below.

[2]	Note that shareholders of the Trust’s other series – the Chesapeake Core Growth Fund (the Acquiring Fund) are also being asked to vote on such a reorganization, among other proposals in a separate Proxy Statement.

You should note that the Redomicile Proposal is contingent on the Merger Proposal not being approved. If the Merger Proposal is approved by shareholders of the Target Fund, the Redomicile Proposal and the Restrictions Proposal would become moot as the Target Fund would be merged into the Acquiring Fund. You should also note that the Trustee Proposal is soliciting shareholder vote on trustees to the Existing Trust including one new Trustee (that will also serve on the New Trust assuming certain Proposals are passed). Additionally, shareholders are being asked in the Restrictions Proposal to approve changes to certain of the Target Fund’s fundamental investment restrictions. Should the Restrictions Proposal be approved, those revised, modernized restrictions will be in place for the Target Fund in the Existing Trust and the New Trust depending on the outcome of certain Proposals.

Immediately after the Reorganization each shareholder will own the same number of shares of the New Fund as the number of Target Fund shares owned by the shareholder on the closing of the Reorganization. As a result of the Reorganization, shareholders of the Existing Trust, a Massachusetts business trust, will become shareholders of the New Fund, series of the New Trust, a Delaware statutory trust.

THE REORGANIZATION WILL NOT RESULT IN ANY CHANGE IN THE INVESTMENT OBJECTIVE OR PRINCIPAL INVESTMENT STRATEGIES, INVESTMENT ADVISER, PORTFOLIO MANAGER OR INDEPENDENT AUDITORS OF THE TARGET FUND. THE NEW FUND WILL OFFER THE SAME SHAREHOLDER SERVICES AS THE TARGET FUND.

Additionally, as a condition to the Target Fund's obligation to consummate the Reorganization, the Existing Trust and the New Trust will receive an opinion from legal counsel to the Target Fund to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended, (the "Code"), current administrative rules and court decisions, the transactions contemplated by the Reorganization Plan are intended to constitute a tax-free reorganization for federal income tax purposes.

Summary of the Reorganization Plan

The important terms of the Reorganization Plan are summarized below. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit B to this Proxy Statement. All information regarding the New Trust, its operations and the various agreements between the New Trust and certain service providers have been supplied by Gardner Lewis Asset Management L.P. (the “Adviser”), the Fund’s investment adviser, and neither the Existing Trust nor any of its Trustees has independently verified the accuracy of such information.

General Plan of Reorganization. The Reorganization Plan consists of several steps that will occur on the Closing Date following shareholder approval. First, the Target Fund will transfer all of its assets to the New Fund of the New Trust solely for all of the shares of the New Fund having an aggregate net asset value equal to the net asset value of the Target Fund. The New Fund will also assume all of the liabilities of the Target Fund. The Target Fund, as sole shareholder of the New Fund, will make certain elections, approvals and ratifications as set forth below. Immediately thereafter, the Target Fund will liquidate and distribute shares of the New Fund to its shareholders in exchange for their shares of the Target Fund. This will be accomplished by opening an account on the books of the New Fund in the name of each shareholder of record of the Target Fund and by crediting to each account the shares due in the Reorganization. Every shareholder will own the same number of shares of the New Fund as the number of shares held by the shareholder in the Target Fund immediately before the Reorganization. For example, if you held 100 shares of the Target Fund immediately prior to the close of the New York Stock Exchange on the Closing Date, those shares would be canceled and you would receive 100 shares of the New Fund of the same name and representing the same net asset value. All of these transactions would occur as of the Closing Date. The net asset value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization.

Elections, Approvals and Ratifications. The Investment Company Act of 1940, as amended ("1940 Act"), generally requires that shareholders of a mutual fund elect the fund's trustees, approve the fund's investment advisory agreement and ratify the trustees’ selection of the independent accountant for the fund. These requirements apply to new mutual funds, including the New Fund. If shareholders approve the proposed Reorganization, they will also be:

1.	authorizing the approval of a new investment advisory agreement with the Adviser and the New Trust on behalf of the New Fund;

2.	authorizing the election of Trustees of the New Trust (See also the Trustees Proposal where Shareholders are being asked to vote on three Trustees – Two Incumbent Trustees and One New Trustee) ; and

3.	ratifying the selection of BBD, LLP as the independent accountants for the New Fund.

Technically, these elections, approvals and ratifications will be accomplished by a vote of the Target Fund, as sole shareholder of the New Fund prior to the effective date of the Reorganization. In general, there will be no substantive changes in those areas noted above from the Target Fund except that one new Trustee is proposed to be added to replace an existing Trustee that plans to retire.

Information regarding each of these matters is included in this Proxy Statement, including information about the individuals proposed to serve as Trustees of the New Fund, which may be found in the information contained in the Trustees Proposal (Proposal 4).

Closing Date. It is currently anticipated that the closing of the Reorganization will occur on or about June 29, 2016.

Other Provisions. The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees. The significant conditions that may not be waived include: (a) the receipt by the Trust and the New Trust of an opinion of counsel as to certain federal income tax aspects of the Reorganization and (b) the approval of the Reorganization Plan by the shareholders of the Target Fund. The Reorganization Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Target Fund prior to the Closing Date, by the Board of Trustees. In addition, the Reorganization Plan may be amended by the Board of Trustees. However, the Reorganization Plan may not be amended subsequent to the Special Meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the Target Fund without shareholder approval.

Reasons for the Proposed Reorganization
The Board of Trustees of the Existing Trust, including the Independent Trustees, unanimously approved the Reorganization Plan at its in-person meeting held on March 16, 2016. In approving the Reorganization, the Trustees determined that the proposed Reorganization would be in the best interests of the Target Fund, and that the interests of the Target Fund's shareholders would not be diluted as a result of effecting the Reorganization. Summarized below are the key factors considered by the Trustees:

(1)	The Adviser informed the Trustees that it believes that by establishing the New Trust, the New Fund should be able to realize greater operating efficiencies than the Target Fund.

(2)	The Trustees considered that the investment objective and policies of the Target Fund are identical to those of the New Fund, and the New Fund would be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the Target Fund immediate prior to the Reorganization.

(3)	In recent years, many mutual funds have reorganized as Delaware statutory trusts. The Adviser has informed the Trustees that it believes that the proposed Delaware statutory trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders.

Note that in regards to Item 2 above, under the Restrictions Proposal (Proposal 3) in this Proxy Statement, shareholders are being asked to approve certain revisions to the Target Fund’s fundamental investment restrictions intended to modernize them and provide the Target Fund with greater flexibility in some cases. Should the Redomicile Proposal (Proposal 2) be approved and the Merger Proposal (Proposal 1) not be approved, the revised investment restrictions would be in place for the New Fund. You should note that the Restrictions Proposal is not contingent on the Redomicile Proposal – accordingly, those Proposals may be approved by shareholders even if the reorganization described in the Redomicile Proposal is not.

Certain Comparative Information About the Existing Trust and the New Trust

Continuation of Shareholder Accounts and Plans. The Target Fund’s transfer agent will establish accounts for all current Target Fund shareholders containing the appropriate number of New Fund shares to be received by that shareholder in accordance with the terms and provisions of the Reorganization Plan. These accounts will be identical in all material respects to the accounts currently maintained by the Target Fund on behalf of its shareholders.

Comparative Information on Shareholder Services. The New Fund will offer the same shareholder services as the Target Fund, including the automatic investment plan option, direct deposit plan, certain telephone redemptions and exchange options with other funds in the Adviser’s family of funds.

Shares of the New Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. Payment of redemption proceeds for redeemed New Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

Dividends and Distributions. The New Fund will have the same dividend and distribution policy as the Target Fund. After the closing of the Reorganization, Target Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the New Fund. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the New Fund.

Fiscal Year. The Target Fund currently operates on a fiscal year ending October 31. The New Fund will operate on the same fiscal year.

Governing Instruments of the Existing Trust and the New Trust. The following is a summary of certain differences among the Amended and Restated Declaration of Trust and Bylaws of the Existing Trust and the Declaration of Trust and Bylaws of the New Trust. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Amended and Restated Declaration of Trust and Bylaws of the Existing Trust and the Declaration of Trust and the Bylaws of the New Trust are available to shareholders without charge upon written request to the address noted above or by calling 1-800-430-3863.

General. The Existing Trust was organized as a Massachusetts business trust on October 2, 1992. As a Massachusetts business trust, the Existing Trust’s operations are currently governed by its Amended and Restated Declaration of Trust (the “Massachusetts Trust Instrument”), Bylaws, and applicable Federal and Massachusetts law. The New Trust was organized as a Delaware statutory trust on March 9, 2016. As a Delaware statutory trust, the New Trust's operations are governed by a Declaration of Trust (the "Delaware Trust Instrument"), Bylaws and applicable Federal and Delaware law.

Under the Delaware Trust Instrument and Bylaws, the Trustees of the New Trust will have more flexibility than the Trustees of the Existing Trust have currently, and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. The increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Target Fund to operate in a more efficient and economical manner. The Trustees' existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the Reorganization.

Term of Office. Under the Massachusetts Trust Instrument, a person serving as a Trustee holds office for the lifetime of the Existing Trust or until the next meeting of shareholders called to vote on Trustees, until a successor is elected, or until that person dies, resigns or is removed from office. Under the Delaware Trust Instrument, a Trustee will continue to serve for an indefinite period of time or until his successor is elected and qualified, the Existing Trust terminates or the person dies, resigns, becomes physically unable to serve, or is removed. Each Trust Instrument also provides that a Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the respective Trust.

Liability of Trustees and Officers. Under the Massachusetts Trust Instrument, no trustee or officer is personally liable unless he or she acted with willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Under the Delaware Trust Instrument, trustees or officers of the New Trust shall not be personally liable to any person for any act, omission or obligation of the New Trust or any trustee or officer provided that nothing shall protect any trustee or officer against any liability to the New Trust or shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Delaware Trust Instrument also provides for indemnification of covered persons by the Trust to the fullest extent permitted by the Delaware Act or other applicable law.

Shareholder Voting. The voting rights of shareholders of the Existing Trust and the New Trust are based on the number of shares the shareholder owns. Each holder of a share of the Target Fund is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share.

Shareholder Meetings. The Existing Trust and the New Trust are not required to hold annual shareholder meetings. Under both governing instruments, shareholders owning at least 10% of the outstanding voting shares of the Target Fund may call a special meeting for any purpose.

Reorganization / Combination Transactions. Under the Massachusetts Trust Instrument, a majority of the outstanding shares of the Target Fund must approve a merger, consolidation, or sale or exchange of assets relating to the Trust or the Target Fund. Under the Delaware Trust Instrument, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of the New Trust and the New Fund with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder.

Amendment of Governing Instrument. The Massachusetts Trust Instrument may generally only be amended by the affirmative vote of the majority of shareholders. The Trustees may amend the Massachusetts Trust Instrument in certain instances without shareholder vote if they deem it necessary to conform it to the requirements of applicable law or regulations or requirements of the 1940 Act or provisions of the Internal Revenue Code. Under the Delaware Trust Instrument, the Trustees may generally restate, amend or otherwise supplement the Delaware Trust Instrument without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' voting rights).

The Investment Advisory Agreement

The Reorganization Plan authorizes the Target Fund, while it is the sole shareholder of the New Fund, to approve a new advisory agreement with the Adviser for the New Fund (the "New Advisory Agreement") that is substantially identical to the current advisory agreement between the Trust, on behalf of the Target Fund, and the Adviser (the "Current Advisory Agreement"), as further detailed below.

Unless sooner terminated, the Target Fund's Current Advisory Agreement, and the proposed New Advisory Agreement, continues in effect for an initial period until September 30, 2016, and from year to year thereafter if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Target Fund, or the New Fund, as applicable, and a majority of the Board members who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement by votes cast in person at a meeting called for such purpose. Each Current Advisory Agreement and each New Advisory Agreement is terminable at any time on 60 days' written notice without penalty by the Board members, by vote of a majority of the outstanding shares of the Target Fund, or the New Fund, as applicable, or by the Adviser. Each Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Each Current Advisory Agreement and the New Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Target Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

The Adviser currently acts as investment adviser to the Target Fund pursuant to the Current Advisory Agreement dated April 6, 1994. Under the Current Advisory Agreement, the Target Fund pay the Adviser fees for its services performed pursuant to the Agreement. The fees, which are computed daily and paid monthly, are calculated as a percentage of the Target Fund's average daily net assets. The rate of advisory fees to be paid to the Adviser under the New Advisory Agreement with respect to the New Fund will be the same as under the Current Advisory Agreement for the Fund: 1.00% on all assets.

For the fiscal year ended October 31, 2015, the Adviser received $91,801 for services to the Target Fund.

Information Regarding the Proposed Trustees

Please refer to the Trustee Proposal (Proposal 4) regarding information on the Proposed Trustees. Mr. Jack Brinson, who has been an Independent Trustee of the Existing Trust since its inception in 1992 has determined to retire as of June 30, 2016. The Trustee Proposal seeks shareholder vote on a slate of three Trustees – two incumbent Trustees and one new Trustee.

Ratification of the Selection of Independent Auditors

The Reorganization Plan also authorizes the Target Fund, while it is the sole shareholder of the New Fund, to ratify the selection of BBD, LLP as the independent registered public accounting firm of the New Trust for the fiscal year ending October 31, 2016.

Neither BBD, LLP nor any of its members have any material direct or indirect financial interest in the Trust or the New Trust. BBD, LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the New Trust that they are independent auditors with respect to the New Fund.

Since the New Fund has not yet commenced operations, the New Fund has paid no fees to BBD, LLP.

Management and Other Service Providers

Information on the Target Fund’s Adviser and other service providers is provided below under “GENERAL INFORMATION ABOUT THE PROXY STATEMENT/PROSPECTUS– and “Investment Adviser and Fund Information.” These service providers will be the same for the New Trust.

Required Vote

Pursuant to the Existing Trust’s Declaration of Trust and Bylaws, a majority of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the Plan of Reorganization requires the affirmative vote of a majority of shares entitled to vote at the Special Meeting. Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal.

NOTE – for the Reorganization to occur, shareholders of the Target Fund, as well as shareholders of the Acquiring Fund, another series of the Trust who are simultaneously receiving a proxy statement similar to this Proxy Statement, need to approve the Reorganization. Additionally, the Trustees Proposal is not contingent on the approval of this Redomicile Proposal.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSED PLAN OF REORGANIZATION

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PROPOSAL 3
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Approval of Revisions to the Target Fund’s Fundamental Investment Restrictions

The 1940 Act requires all mutual funds, including the Target Fund, to adopt certain investment restrictions as "fundamental" restrictions. Fundamental restrictions may be modified or eliminated only with the approval of the requisite vote of the Target Fund's outstanding voting securities. Upon the recommendation of the Adviser, the Trustees have reviewed the Target Fund’s current fundamental investment restrictions and have recommended that several of the fundamental restrictions be eliminated or amended in order to increase the investment flexibility of the Target Fund and to simplify and modernize the restrictions to conform to recent changes in the law.

For example, in 1996, Congress enacted the National Securities Markets Improvement Act of 1996 ("NSMIA"), which preempted state "blue sky" securities regulation of all mutual funds. Since many of the investment restrictions initially adopted by the Target Fund were imposed by the states, these investment restrictions no longer apply. Additionally, some of the Target Fund's other investment restrictions are more restrictive than the 1940 Act requires. As a result, certain changes are proposed in order to preserve the ability of the Fund to respond to favorable future legal, regulatory, market or technical changes.

While the increased flexibility may mean that the Target Fund will be subject to greater risk, the Trustees do not anticipate that the proposed changes, individually or in the aggregate, will change the overall level of risk associated with investing in the Target Fund. Furthermore, the Trustees want to assure you that these amendments do not indicate a departure from the principal investment objective and strategies long held by the Target Fund's management. Should the proposals be approved by shareholders, it is anticipated that they would become effective on or about June 29, 2016.

Each of the investment restrictions proposed to be amended or eliminated, as well as the reason for each proposal, is outline below.

Proposal 3.1	Diversification

To amend the fundamental investment restriction that currently provides that the Target Fund may not:

Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations).

If the proposed amendment is approved by shareholders, the restriction would read that the Target Fund:

Shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities from time to time.

The revisions to this fundamental restriction are merely to provide the Target Fund with the ability to invest a higher portion of its assets in a particular security. The Target Fund has always operated as a “diversified” fund under the 1940 Act and this change does not change the Target Fund’s status. The current restriction is more restrictive than the law requires. Currently, the 1940 Act requirements of a diversified company are:

at least 75 per centum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 per centum of the value of the total assets of such management company and to not more than 10 per centum of the outstanding voting securities of such issuer.

Moreover, if the current applicable law were to change, the Target Fund would be able to conform to any such new law.

Proposal 3.2	Concentration

To amend the fundamental investment restriction that currently provides that the Target Fund may not:

Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations).

If the proposed amendment is approved by shareholders, the restriction would read that the Target Fund may not:

Invest 25% or more of the value of its net assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these restrictions).

The revisions to this fundamental restriction are merely to provide the Target Fund with maximum flexibility that is available under applicable law. SEC guidance on Form N-1A (the registration form for investment companies) indicates that the 25% is applicable to a fund’s net assets rather than total assets and, as such, the amendment provides more flexibility to the Fund and more closely tracks the 1940 Act. Section 8(b) of the 1940 Act requires a mutual fund to have a policy on concentration of investments with an industry group. A mutual fund that intends to invest more than 25% of the value of its net assets in the securities of issuers engaged in any one industry or group of industries must disclose this policy and must at all times concentrate its investment in that industry, except under certain conditions (including defensive positions, among others).

Proposal 3.3	Foreign Investments

To eliminate the fundamental investment restriction that currently provides that the Target Fund may not:

Invest more than 10% of the value of its total assets in foreign securities or sponsored American Depository Receipts.

Applicable federal law currently does not require the Target Fund to have a fundamental investment restriction regarding foreign securities. The elimination of this fundamental investment restriction is merely to provide the Target Fund with maximum flexibility.

Although management of the Adviser does not expect the Target Fund to invest in foreign securities over 10%3, the Target Fund would not be prohibited from engaging in such activity in the future without shareholder approval. Foreign securities may involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for a fund to sell its securities and could reduce share value.

Proposal 3.4	Trustee and Officer Ownership

To eliminate the fundamental investment restriction that currently provides that the Target Fund may not:

Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who beneficially own more than ½ of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer.

Applicable federal law currently does not require the Target Fund to have a fundamental investment restriction regarding investments in securities of issuers owned by officers or Trustees. The elimination of this fundamental investment restriction is merely to provide the Target Fund with maximum flexibility. The Target Fund would remain subject to applicable provisions of the 1940 Act addressing conflicts of interest.

Proposal 3.5	Investment for Exercising Control Over an Issuer

To eliminate the fundamental investment restriction that currently provides that the Target Fund may not:

Invest for the purpose of exercising control or management of another issuer.

The restriction on investing in a security for the purpose of obtaining or exercising control over the issuer was based on the requirements formerly imposed by state “blue sky” regulators, as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Trustees propose that it be eliminated from the Target Fund’s fundamental investment restrictions.

[3]	The Target Fund currently provides in its Prospectus that “Up to 10% of the Target Fund’s total assets may consist of foreign securities and sponsored American Depositary Receipts (“ADRs”).

The Target Fund would remain subject to the applicable provisions of the 1940 Act that restrict the ability of an investment company to invest for control. Certain of those provisions are described above under Proposal 3.1 in the discussion of “diversified” funds and other provisions in the 1940 Act address limitations on investment by one investment company in another investment company. Management of the Target Fund does not anticipate making investments that are for the purposes of exercising voting control over any issuer.

Proposal 3.6	Real Estate

            To amend the fundamental investment restriction that currently provides that the Target Fund may not:

Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration leases or development programs, except that the Fund may invest in the securities of companies (other than those that are not readily marketable) which own or deal in such things.

If the proposed amendment is approved by shareholders, the restriction would read that the Target Fund may not:

Purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The revisions to this fundamental investment restriction are merely to provide the Target Fund with maximum flexibility that is available under applicable law.

The revisions are intended to provide the Target Fund with maximum flexibility that is available under applicable law. In the event that this Proposal 3.6 is approved, it may minimize the necessity for the Target Fund to obtain shareholder approval in order to take advantage of changes in applicable law and regulatory policy or to employ new types of investment opportunities and investment practices that are consistent with the Fund’s investment objectives and policies and with applicable law and regulatory policy.

Proposal 3.7	Underwriting

            To amend the fundamental investment restriction that currently provides that the Target Fund may not:

Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

If the proposed amendment is approved by shareholders, the restriction would read that the Target Fund may not:

Underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

The revisions to this fundamental restriction are merely to provide the Target Fund with maximum flexibility that is available under applicable law. The amendment provides more flexibility to the Target Fund and more closely tracks the 1940 Act. Section 10 of the 1940 Act contains certain requirements with regard to underwritings of securities by affiliates of a mutual fund. Generally, such underwritings are prohibited except for certain specified situations.

Proposal 3.8	Purchasing Securities on Margin

To eliminate the fundamental investment restriction that currently provides that the Target Fund may not:

 Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

The fundamental investment restrictions on margin activities were based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required. The Target Fund would remain subject to the applicable provisions of the 1940 Act and/or SEC staff guidance relating to purchases of securities on margin.

Proposal 3.9	Short Sales

To eliminate the fundamental investment restriction that currently provides that the Target Fund may not:

Make short sales of securities or maintain a short position, except short sales “against the box”; (A short sale is made by selling a security the Fund does not own. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.).

The restriction on selling securities short was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Trustees propose that it be eliminated from the Target Fund’s fundamental investment restrictions. Despite elimination of this proposal, it is not anticipated that the Target Fund would engage in any short sale activities at this time. Should the Fund engage in short sales in the future it would be subject to short sale risk.  Short sales involve costs and risk. A fund must pay the lender interest on the security it borrows, and the fund will lose money if the price of the security increases between the time of the short sale and the date when the fund replaces the borrowed security.

Proposal 3.10	Joint Trading Accounts

To eliminate the fundamental investment restriction that currently provides that the Target Fund may not:

Participate on a joint or joint and several basis in any trading account in securities;

Applicable federal law currently does not require the Target Fund to have a fundamental investment restriction regarding participation in securities trading accounts. The elimination of this fundamental investment restriction is merely to provide the Target Fund with maximum flexibility. The Target Fund would remain subject to the applicable provisions of the 1940 Act relating to participating in securities trading accounts.

Proposal 3.11	Loans

To amend the fundamental investment restriction that currently provides that the Target Fund may not:

Make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other illiquid securities, are limited to 10% of the Fund’s net assets).

If the proposed amendment is approved by shareholders, the restriction would read that the Target Fund may not:

Make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The proposed revision would amend the restriction on making loans to permit the Target Fund to engage in securities lending to the extent permitted by SEC policy. The main risk in lending securities, as with other extensions of credit, is the possibility that the borrower may fail to honor its obligations, causing a loss for the Target Fund. However, the SEC currently permits loans of mutual funds' securities up to one-third of its assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents on a market to market basis. In the event this Proposal 2.8 is approved, the Target Fund would be able to take full advantage of this policy.

Management of the Target Fund does expect that the Target Fund would engage in securities lending if Proposal 3.11 is approved at this time.

Proposal 3.12	Investments in Unseasoned Companies

To eliminate the fundamental investment restriction that currently provides that the Target Fund may not:

Invest in securities of issuers which have a record of less than three years continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets will be invested in such securities.

The restriction on investing in companies who have been in business for less than three years was based on the requirements formerly imposed by state “blue sky” regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and the Trustees propose that it be eliminated from the Fund’s fundamental investment restrictions.

Investments in the shares of issuers that do not have operating histories longer than 3 years may involve certain risks. Such companies may not have experience in operating through prolonged periods of economic difficulty and, as a result, the price of their shares may be more volatile than the shares of companies that have longer operating histories.

Proposal 3.13	Senior Securities

            To amend the fundamental investment restriction that currently provides that the Target Fund may not:

Issue senior securities, borrow money or pledge its assets.

If the proposed amendment is approved by shareholders, the restriction would read that the Target Fund may not:

(i) Issue any senior security to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(ii) Borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A “senior security” is an obligation of the Target Fund with respect to its earnings or assets that takes precedence over the claims of the Target Fund's shareholders with respect to the same earnings. Generally, Section 18(f)(1) of the 1940 Act prohibits a mutual fund (organized as an open-end investment company) (such as the Fund) from issuing senior securities. The exception to this prohibition is for bank borrowings so long as immediately thereafter the fund has 300% asset coverage for all borrowings. If such asset coverage falls below the 300% requirement, the fund must, within three days, reduce the amount of its borrowings until it has 300% coverage. SEC staff interpretations allow the Target Fund to engage in a number of types of transactions that could raise senior securities issues, provided that they meet certain collateral requirements designed to protect shareholders. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues.

In the event that this Proposal 2.13 is approved, the Target Fund would have a more standardized senior securities restriction.

The Target Fund’s current restriction on borrowing prohibits the Target Fund from borrowing. The 1940 Act permits a fund to borrow up to an amount that has 300% asset coverage, which effectively permits the fund to borrow up to one-third of its assets measured after the borrowing, plus an additional 5% for temporary purposes. Temporary loans may not exceed 5% of a mutual fund’s total net assets and must be repaid within 60 days. Since the Target Fund's investment restriction is more restrictive than the current law, the proposed change would give the Adviser maximum flexibility in managing the Target Fund's assets. In the event this Proposal 3.13 is approved, the Target Fund would have greater borrowing authority than it currently has. Should the Target Fund choose in the future to borrow, the volatility of the Fund's net asset value may increase. Additionally, money borrowed would be subject to interest and other costs. These costs may exceed the gain on securities purchased with borrowed funds.

Applicable federal law currently does not require the Target Fund to have a fundamental investment restriction on pledging assets. The elimination of this portion of the fundamental investment restriction is merely to provide the Target Fund with maximum flexibility. The Target Fund would remain subject to the applicable provisions of the 1940 Act relating to pledging assets.

Although management of the Adviser does not expect the Target Fund to borrow money at this time, the Target Fund would not be prohibited from engaging in such activity in the future without shareholder approval. Generally, the risks associated with borrowing are that borrowing creates leverage which exaggerates the effect of any increase or decrease in the market price of securities in the Target Fund’s portfolio and may make a Target Fund more volatile than if it had not engaged in borrowing.

Proposal 3.14	Commodities

To amend the fundamental investment restriction that currently provides that the Target Fund may not:

Write, purchase, or sell puts, calls, warrants, or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options.

If the proposed amendment is approved by shareholders, the restriction would read that the Target Fund:

May invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

The current restriction prohibits the Target Fund from investing in commodities or commodity futures contracts. The proposed restriction, while continuing to prohibit the purchase of physical commodities, would permit the Target Fund to purchase and sell futures contracts and options on futures contracts and allow the Target Fund to purchase and sell options. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

To the extent the Target Fund invests in these derivative instruments, the Target Fund will be subject to certain risks. These risks include possible default by the other party to the transaction, illiquidity, and to the extent the Target Fund's view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. The use of options may result in losses to the Target Fund, force the sale or purchase of securities at inopportune times or for prices other than current market values, limit the amount of appreciation a Target Fund can realize on its investments or cause the Target Fund to hold a security it might otherwise sell. The use of derivatives creates leverage that could produce disproportionate gains or losses, more than the principal amount invested. The ability of the Target Fund to engage in futures contracts and options on futures will be subject to applicable rules of the Commodity Futures Trading Commission.

In the event that this Proposal 3.14 is approved, the Target Fund would have authority to make investments in each of these areas, all of which may have certain risks associated with them. Although management of the Target Fund does not expect the Fund to invest in derivative instruments, the Target Fund would not be prohibited from engaging in such activity in the future without shareholder approval.

Proposal 3.15	Restricted Securities

To eliminate the fundamental investment restriction that currently provides that the Target Fund may not:

Invest in restricted securities.

Applicable federal law currently does not require the Target Fund to have a fundamental investment restriction regarding restricted securities. The elimination of this fundamental investment restriction is merely to provide the Target Fund with maximum flexibility. The Target Fund would remain subject to the applicable provisions of the 1940 Act and SEC interpretations regarding investments in restricted securities and in any securities that may be deemed illiquid.

Although management of the Adviser does not expect the Target Fund to invest in restricted securities, the Target Fund would not be prohibited from engaging in such activity in the future without shareholder approval. Restricted securities may be illiquid securities. Risks associated with the investment in such securities are that the Target Fund may not be able to dispose of these securities promptly at the price at which they are valued. The 1940 Act currently provides that funds, other than money market funds, may invest up to 15% of the value of their net assets in illiquid securities.

Required Vote

Approval of this Proposal with respect to the Target Fund requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Target Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Abstentions and broker non-votes will have the effect of a “no” vote on the proposal.

This Proposal is not contingent on the approval of the Redomicile Proposal.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE REVISIONS
TO THE TARGET FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS

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PROPOSAL 4
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Election of Three Trustees of the Trust

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that shareholders elect a fund’s trustees under certain circumstances. As a general matter, a board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the trustees have been elected by shareholders. Currently, there are three Trustees and two of them have previously been elected by shareholders, and the remaining one was appointed as Trustee by the Trustees who are not “interested persons” (i.e., “Independent Trustees” – defined below). One current Trustee, Mr. Jack Brinson, will not be a nominee for the Board and intends to retire after more than 20 years of service effective as of the end of June 2016. As such, one of the three Nominees has previously been elected by shareholders, and by electing the Nominees now, the Board will continue to be able to appoint new Trustees in the future without the expense of conducting additional shareholder meetings.

At a meeting of the Existing Trust’s Nominating Committee held on February 24, 2016, the members of that committee, which is comprised of all of the Existing Trust’s current Independent Trustees, selected the three nominees listed below to serve on the Board of Trustees of the Existing Trust. Similarly, at a Board meeting held on March 7, 2016, the current “Independent Trustees” (defined below) of the Existing Trust accepted the selection of the Nominating Committee and, in turn, nominated for election the three nominees listed below to serve on the Board of Trustees of the Existing Trust. The nominees are: W. Whitfield Gardner, Theo H. Pitt, Jr. and James H. Speed, Jr. (the “Nominees”). Mr. Gardner is an “interested person” of the Existing Trust as that term is defined in the 1940 Act by virtue of his position as an officer of Gardner Lewis Asset Management, L.P., the investment adviser to the Existing Trust (Mr. Gardner is referred to as the “Interested Nominee” or “Interested Trustee”). Each of the other Nominees is not an “interested person” of the Trust as that term is defined in the 1940 Act (each referred to as an “Independent Nominee” or “Independent Trustee”). Each Independent Nominee was nominated by the Existing Trust’s current Board members who are Independent Trustees.

The shareholders of the Existing Trust are being asked to vote for the election of the Nominees at this Special Meeting. If elected, the Nominees will comprise the entire Board of the Existing Trust, and each of them will hold office until the appointment and/or election and qualification of his or her successor, if any, or until he or she sooner dies, resigns, retires or is removed.  Any Trustee may be removed at a meeting of shareholders by a vote that meets the requirements of the Existing Trust’s organizational documents. All of the Nominees have consented to serve as Trustees. However, if any Nominee is not available for election at the time of the Special Meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Existing Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Existing Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified. The Trustees are responsible for the management and supervision of the Target Fund. They set broad policies for the Target Fund and choose the Target Fund’s officers. The Trustees also approve all significant agreements between the Existing Trust, on behalf of the Target Fund, and those companies that furnish services to the Target Fund; review performance of the investment adviser and the Target Fund; and oversee activities of the Target Fund.

Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience were a significant factor in the determination that the individual should serve as a Trustee of the Existing Trust. In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he was selected to serve as Trustee. The Existing Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Theo H. Pitt, Jr. - Mr. Pitt is the former Chairman and Chief Executive Officer of Pioneer Bancorp and its wholly owned subsidiary, Pioneer Savings Bank (formerly Home Savings & Loan Association), which merged into First Citizens Bank in 1992. In these capacities he served as a CEO and Director of a publicly held community savings bank for approximately ten years. Mr. Pitt was associated with Holden Wealth Management Group of Wachovia Securities (a money management firm) from 2003 through 2008 as an account administrator and financial consultant. For the past ten years Mr. Pitt has served as an Independent Trustee of multiple investment companies. The experience gained as a CEO and Director of a publicly held community savings bank, as well as the experience as an Independent Trustee of multiple mutual fund complexes, provides broad knowledge of financial statements and contract negotiation, all in the interest of protecting shareholder interests.

James H. Speed, Jr. - Mr. Speed has experience as an investor, as trustee of several other investment companies, and business experience as President and CEO of an insurance company and as President of a company in the business of consulting and private investing.

W. Whitfield Gardner – Mr. Gardner has served as Chairman and Chief Executive Officer of Gardner Lewis Asset Management since the firm’s founding. Previously, he was a lead Portfolio Manager with Friess Associates and its Brandywine Fund. Prior to joining Friess Associates, he worked as an Investment Analyst with Investments Orange Nassau, a Netherlands-based venture capital firm, with interests in both private and public companies. This position stemmed from employment with MBank, then a $20 billion bank holding company, where he analyzed companies as well as industry groups. He began his investment career at Lehman Brothers Kuhn Loeb (prior to the Shearson Merger). Mr. Gardner received his B.B.A. in Finance from Southern Methodist University.

Following is a list of the Nominees of the Existing Trust and their principal occupation over the last five years.

NON-INTERESTED NOMINEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE EXISTING TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S)DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Theo H. Pitt, Jr. 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Age: 79	Trustee	Indefinite, Since April 2002	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	2
Independent Trustee of World Funds Trust for the 18 series of that trust; Leeward Investment Trust for the two series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the 28 series of that trust; (all registered investment companies).

James H. Speed, Jr.+ 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Age: 62	Trustee	Indefinite – anticipated May 2016	President and CEO of NC Mutual Insurance Company (insurance company) May 2003 to December 2015; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	2
Independent Trustee of the following: Brown Capital Management Mutual Funds for its four series; Starboard Investment Trust for its 28 series; Hillman Capital Management Investment Trust for its one series; WST Investment Trust for its two series; and Centaur Mutual Funds for its one series (all registered investment companies). Member of Board of Directors of NC Mutual Life Insurance Company. Member of Board of Directors of M&F Bancorp and Investors Title Company. Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 to 2011 (registered investment company).

+	Mr. Speed is a Trustee to be elected by shareholders of the Existing Trust and will become a Trustee upon such election.

INTERESTED NOMINEE*

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE EXISTING TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
W. Whitfield Gardner 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Age: 53	Chairman and Principal Executive Officer; Chairman, Principal Executive Officer and President	Since June 1996 Since December 2012	Managing Partner and Portfolio Manager of Gardner Lewis Asset Management, L.P.	2	None

*	W. Whitfield Gardner is an “interested trustee”, as that term is defined in the 1940 Act, because he is an officer and principal owner of Gardner Lewis Asset Management, L.P., the Existing Trust’s investment adviser.

Each of the Nominees has agreed to serve as a Trustee if elected. If elected, each Trustee will serve until he resigns, retires or is removed from the Board as provided in the Existing Trust’s governing documents.

The Board of Trustees oversees the Existing Trust and certain aspects of the services of each investment adviser and the Target Fund’s other service providers.

Board Meetings and Standing Committees

The Trustees have established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Target Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Target Fund’s financial statements, and interacts with the Target Fund’s independent registered public accounting firm on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met once during the Target Fund’s last fiscal year.

Nominating Committee: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Existing Trust. The nomination of independent trustees is in the sole discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Target Fund’s last fiscal year.

Important note regarding the Nominating Committee. The Nominating Committee has adopted a charter, which is attached hereto as Exhibit G. A description of the Existing Trust’s policy with regard to the consideration of any trustee candidates recommended by shareholder of the Existing Trust is set forth in the charter of the Nominating Committee, including considerations and qualification and skill requirements.

Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Target Fund should cast its vote, if called upon by the Trustees or the Adviser, when a matter with respect to which the Target Fund is entitled to vote presents a conflict between the interests of the Target Fund’s shareholders, on the one hand, and those of the Adviser, Ultimus Fund Distributors, LLC (the “Distributor”), the Target Fund’s principal underwriter, or an affiliated person of the Target Fund, the Adviser, or the Distributor, on the other hand. The Proxy Voting Committee will review the Existing Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Target Fund should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to which the Target Fund is eligible to participate presents a conflict between the interests of the Target Fund’s shareholders, on the one hand, and those of the Adviser, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Target Fund’s last fiscal year.

Qualified Legal Compliance Committee: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Existing Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Because the Existing Trust does not normally have annual shareholder meetings, it has not adopted a policy with regard to Trustees’ attendance at any such annual shareholder meetings.

During the fiscal year ended October 31, 2015, the Board of Trustees of the Existing Trust met four times. Each Trustee (other than Mr. Speed, Jr. who is not a Trustee at this time but is, instead a nominee to become a Trustee subject to election by the shareholders) attended 100% of the meetings during the fiscal year ended October 31, 2015.

Beneficial Ownership of Fund Shares. The following table shows for each Trustee the dollar range of Target Fund shares beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2015 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Nominees

Name of Nominee	Dollar Range of Target Fund Shares	Aggregate Dollar Range of Shares of All Registered Investment Companies Overseen by Nominee in Family of Investment Companies*
Theo H. Pitt, Jr.	A	A
James H. Speed, Jr.**	A	A

Interested Nominee

Name of Nominee	Dollar Range of Target Fund Shares	Aggregate Dollar Range of Shares of All Registered Investment Companies Overseen by Nominee in Family of Investment Companies*
W. Whitfield Gardner	E	E

*	Includes each of the two funds of the Trust.
**	Mr. Speed, Jr. will become a Trustee of the Existing Trust as of the date of the shareholder meeting, subject to shareholder approval.

Ownership of Securities of Adviser, Distributor, or Related Entities. As of December 31, 2015, none of the Independent Trustees and/or their immediate family members own securities of the Adviser, the Distributor, or any entity controlling, controlled by, or under common control with the Adviser or the Distributor.

Compensation. The officers of the Existing Trust will not receive compensation from the Existing Trust for performing the duties of their offices. Each Trustee who is not an “interested person” of the Existing Trust receives a fee of $10,000 each year, plus $600 per series of the Existing Trust per meeting of the Board attended. The Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended October 31, 2015.

Note that following the proposed Reorganization discussed above in the Merger Proposal, the Trustees of the New Trust will receive the same compensation as they received prior to the Reorganization.

Compensation Table

Name of Person, Position	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Existing Trust Paid to Trustees
Jack E. Brinson, Independent Trustee *	$7,400	None	None	$14,800
Theo H. Pitt, Jr. , Independent Trustee	$7,400	None	None	$14,800
James H. Speed, Jr.**	None	None	None	None
W. Whitfield Gardner, Trustee	None	None	None	None

*	Mr. Brinson provided his intent to resign as a Trustee of the Existing Trust at a Board meeting held on March 7, 2016. His resignation will become effective as of June 30, 2016.
**	Mr. Speed, Jr. will become a Trustee of the Trust as of the date of the shareholder meeting, subject to shareholder approval.

As of February 1, 2016, the Trustees and officers of the Existing Trust as a group owned beneficially (i.e., had voting and/or investment power) 12.59% and 0% of the then outstanding shares of the Institutional shares and Investor shares, respectively, of the Target Fund.

The following table provides information regarding the Officers of the Trust.

OFFICERS WHO ARE NOT TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE EXISTING TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S)DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY OFFICER	OTHER DIRECTORSHIPS HELD BY OFFICER
Leonard M. Sorgini, CPA 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Age: 58	Chief Compliance Officer	Since October 2013	Chief Compliance Officer and Client Accountant of Gardner Lewis Asset Management, L.P.	N/A	N/A
Robert G. Dorsey 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Age: 58	Vice President	Since July 2007	Managing Director, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.	N/A	N/A
Theresa M. Bridge 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Age: 47	Treasurer (Principal Financial Officer)	Since September 2013	Vice President and Mutual Fund Controller, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.	N/A	N/A
Tina H. Bloom 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 Age: 47	Secretary	Since June 2011	Vice President and Director of Fund Administration, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC	N/A	N/A

Required Vote. Pursuant to the Existing Trust’s Declaration of Trust and Bylaws, a majority of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any Nominee requires the affirmative vote of a plurality of the shares of the Fund voted at the Special Meeting in person or by proxy. Abstentions and broker non-votes will have the effect of a “no” vote on the Proposal.

NOTE – for the Nominees to become elected, shareholders of the Target Fund, as well as shareholders of the Acquiring Fund, another series of the Existing Trust who are simultaneously receiving a proxy statement similar to this Proxy Statement, need to approve the Nominees. Accordingly, the appointment of the Nominees as Trustees is contingent on affirmative vote of shareholders of the Acquiring Fund. Additionally, the Redomicile Proposal and the Restrictions Proposal are not contingent on the approval of this Trustee Proposal. Notwithstanding, if the Redomicile Proposal is approved by the Target and by the Acquiring Fund, then this proposal would go into effect with respect to the New Fund and the New Trust assuming the Merger Proposal is not approved.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE

“FOR”

THE NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT/PROSPECTUS

Quorum and Required Vote. The shareholders of the Target Fund vote on each Proposal. A majority of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Approval of the Merger Proposal (Proposal 1) requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Target Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Approval of Redomicile Proposal (Proposal 2) requires the affirmative vote of a majority of shares entitled to vote at the Special Meeting. Approval of the Restrictions Proposal (Proposal 3) requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Target Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Approval of the Trustee Proposal (Proposal 4) requires the affirmative vote of a plurality of the shares of the Target Fund (as well as shares of the shareholders of the Acquiring Fund) voted at the Special Meeting in person or by proxy.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum and will have the effect of a “no” vote on the Proposals.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies. If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Existing Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: Ms. Tina H. Bloom, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Existing Trust’s next meeting of shareholders must be received by the Existing Trust within a reasonable period of time before the Existing Trust begins to print and send its proxy materials.

Adjournment. In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports. The most recent annual and semi-annual reports to shareholders of the Target Fund (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1.800.430.3863.

Proxy Solicitation Costs. The cost of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Target Fund and the Acquiring Fund. The combined estimated cost of the proxy solicitation for the Target Fund and the Acquiring Fund is approximately $90,400 of which approximately $28,835 will be borne by the Target Fund. By voting immediately, you can help the Trust avoid the additional expense of a second proxy solicitation.

The Existing Trust has engaged Computershare to provide shareholder meeting services, which primarily consist of printing, mailing and distributing this Proxy Statement and related materials. By voting immediately, you can help the Existing Trust avoid the additional expense of a second proxy solicitation. Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within the Target Fund. Additionally, unless the Existing Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to: Ultimus Fund Solutions, LLC at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Outstanding Shares. The shares outstanding of the Target Fund as of the Record Date, March 30, 2016 are: 709,984.602 for (574,262.253 for the Institutional Share Class and 135,722.349 for the Investor Share Class).

Beneficial Ownership. Exhibit C sets forth the names, addresses and percentage ownership of those shareholders known by the Existing Trust to own beneficially 5% or more of the outstanding shares of the Target Fund as of the Record Date.

INVESTMENT ADVISER AND FUND INFORMATION

Investment Adviser. Gardner Lewis Asset Management, L.P., 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317 serves as the investment adviser to the Target Fund.

Transfer Agent and Administrator. Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 serves as the Fund’s administrator, transfer agent and fund accounting agent.

Distributor. Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 serves as the distributor for shares of the Target Fund.

Custodian. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 serves as custodian for the Target Fund’s assets.

Independent Registered Pubic Accounting Firm. BBD, LLP, 1835 Market Street, Philadelphia, PA 19103 serves as the independent registered public accounting firm for the Target Fund and the Existing Trust.

Legal Counsel. The Law Offices of John H. Lively & Associates, Inc., a member firm of The 1940 Act Law GroupTM, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211 serves as legal counsel to the Existing Trust and the Target Fund.

INFORMATION ON THE EXISTING TRUST’S INDEPENDENT ACCOUNTANTS

Selection of Independent Accountants. The Existing Trust’s Audit Committee, which is comprised of the Independent Trustees, has selected BBD, LLP as the (“BBD”) as the independent registered public accounting firm to audit and certify the financial statements of the Target Fund and the Existing Trust.

Pursuant to the 1940 Act, the Target Fund’s shareholders are not being asked at this time to ratify the selection of BBD. Representatives of BBD will not be present at the Special Meeting.

Audit Fees. The aggregate fees billed by BBD to the Existing Trust for the fiscal years ended October 31, 2014 and October 31, 2015 were: $27,500 and $27,500 respectively.

            Audit-Related Fees. The aggregate fees billed by BBD to the Existing Trust for the fiscal years October 31, 2014 and October 31, 2015 were: None.

Tax Fees. The aggregate fees billed by BBD to the Existing Trust for the fiscal years ended October 31, 2014 and October 31, 2015 were: $5,000 and $5,000, respectively.

For each of the Existing Trust’s two most recently completed fiscal years, no fees were billed by BBD that would be disclosed under the caption “All Other Fees.”

Pre-Approval Policies of the Audit Committee. The Audit Committee is responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Existing Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Existing Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Existing Trust if the engagement relates directly to the operations and financial reporting of the Existing Trust, and (v) receive the auditors’ specific representations as to their independence.

During the audit of the Existing Trust’s financial statements for the most recent fiscal year ends, less than 50% of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

BBD performed no services for the Existing Trust’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Existing Trust.

INFORMATION ABOUT THE FUNDS

Each Fund is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street NE, Room 1580, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT
AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A

 Form Of Agreement And Plan Of Reorganization (Proposal 1)

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __ day of ____, 2016, by and among Gardner Lewis Investment Trust (the “Trust”), a Massachusetts business trust with its principal place of business at 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317 on behalf of its series, The Chesapeake Core Growth Fund (the “Acquiring Fund”), the Trust, on behalf of its series, The Chesapeake Growth Fund (the “Target Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the liabilities of the Target Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Target Fund and the Acquiring Fund are series of an open-end, registered investment company of the management type and the Target Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the exchange of all of the assets of the Target Fund for Acquiring Fund Shares and the assumption of the liabilities of the Target Fund, as described in paragraphs 1.2 and 1.3 herein, by the Acquiring Fund are in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Target Fund has determined that the exchange of all of the assets of the Target Fund for Acquiring Fund Shares and the assumption of the liabilities of the Target Fund by the Acquiring Fund, as described in paragraphs 1.2 and 1.3 herein, is in the best interests of the Target Fund and its shareholders and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE TARGET FUND

1.1. Subject to the requisite approval of the Target Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of the Target Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares determined by dividing the value of the Target Fund’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Target Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3. The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the liabilities of the Target Fund whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Target Fund will distribute to the Target Fund’s shareholders of record with respect to its Investor Shares and Institutional Shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Acquiring Fund Shares of the same class received by the Target Fund pursuant to paragraph 1.1. In addition, as soon as is reasonably practicable after the Closing, the Target Fund will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Target Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of each class of the Target Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Target Fund Shareholders”). The aggregate net asset value of Acquiring Fund Shares to be so credited to shareholders of Investor Shares and Institutional Shares of the Target Fund shall, with respect to each class, be equal to the aggregate net asset value of the Target Fund of that same class owned by such shareholders on the Closing Date. All issued and outstanding Investor Shares and Institutional Shares will simultaneously be canceled on the books of the Target Fund, although share certificates representing interests in Investor Shares and Institutional Shares of the Target Fund will represent a number of shares of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, as defined in paragraph 3.3.

1.6. Any reporting responsibility of the Target Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

2.	VALUATION

2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund’s Board of Trustees.

2.2. The net asset value of Acquiring Fund Shares shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Fund’s Board of Trustees.

2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Fund’s assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Investor Shares and Institutional Shares of the Target Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Fund Shares of the same class, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by the Target Fund’s designated record keeping agent and shall be subject to review by Acquiring Fund’s record keeping agent and by each Fund’s respective independent registered public accounting firm.

3.	CLOSING AND CLOSING DATE

3.1. The Closing Date shall be ______, 2016 or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

3.2. The Target Fund shall direct U.S. Bank, N.A., as custodian for the Target Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Target Fund’s Assets are deposited, the Target Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Target Fund shall direct Ultimus Fund Solutions, LLC (the “Transfer Agent”), on behalf of the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund shareholders and the number and percentage ownership of outstanding Investor Shares and Institutional Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Target Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Target Fund, represents and warrants to the Trust as follows:

(a) The Target Fund is duly organized as a series of the Trust, which is a statutory trust, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Target Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Target Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Target Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Target Fund prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Target Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Target Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Target Fund at October 31, 2015, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j) Since October 31, 2015, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Target Fund’s portfolio, the discharge of Target Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Target Fund shall not constitute a material adverse change);

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Target Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Target Fund, and, subject to the approval of the shareholders of the Target Fund, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the Trust, on behalf of the Target Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority) that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The proxy statement of the Target Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Target Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been disclosed to the Target Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust as follows:

(a) The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Target Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Target Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at October 31, 2015, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Target Fund) present fairly, and in all materials respects, the financial condition of the Acquiring Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i) Since October 31, 2015, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Target Fund. (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change);

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l) All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquiring Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquiring Fund, as provided in paragraph 3.3. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(o) The information to be furnished by the Trust, on behalf of the Acquiring Fund, for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials with respect to the Target Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, as of the date of this Agreement: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. Additionally, and through the Closing Date, to the extent any statement included in the Registration Statement, as supplemented or amended, relating to the Acquiring Fund Shares issuable hereunder that was not misleading becomes misleading based on events that occur after the date of this Agreement, the Acquiring Fund will, within a commercially reasonable amount of time, inform the Target Fund.

5.	COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1. The Acquiring Fund and the Target Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Target Fund will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Target Fund covenants that the Investor Shares and Institutional Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. The Target Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Target Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7. As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8. The Acquiring Fund and the Target Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9. The Trust, on behalf of the Target Fund, covenants that the Trust will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s, on behalf of the Target Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Trust, on behalf of the Acquiring Fund shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Trust shall reasonably request;

6.3. The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4. The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Target Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Trust, on behalf of the Target Fund shall have delivered to the Trust, on behalf of the Acquiring Fund, a statement of the Target Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

7.3. The Trust, on behalf of the Target Fund shall have delivered to the Trust, on behalf of the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to The Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Target Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

7.4. The Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Target Fund, on or before the Closing Date;

7.5. The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6. The Target Fund shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Target Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Trust’s Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Trust. Notwithstanding anything herein to the contrary, neither the Trust, on behalf of the Acquiring Fund, nor the Trust, on behalf of the Target Fund, may waive the conditions set forth in this paragraph 8.1;

8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust, on behalf of the Acquiring Fund, or the Trust, on behalf of the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The parties shall have received the opinion of The Law Offices of John H. Lively & Associates, Inc. addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by The Law Offices of John H. Lively & Associates, Inc. of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph 8.5.

9.	BROKERAGE FEES AND EXPENSES

9.1. The Trust represents and warrants on behalf of the Acquiring Fund and the Target Fund that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The expenses of the Reorganization will be paid by the Funds. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Target Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by mutual agreement of the parties. This Agreement may also be terminated and the transactions contemplated hereby may be abandoned by either party: (i) if the Closing shall not have occurred on or before ____, 2016, unless such date is extended by mutual agreement of the parties; or (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the shareholders of the Target Fund called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

Gardner Lewis Investment Trust
285 Wilmington-West Chester Pike
Chadds Ford, Pennsylvania 19317
Attn: _____________

Gardner Lewis Asset Management, LLP
275 Wilmington-West Chester Pike
Chadds Ford, Pennsylvania 19317
Attn: _________

With a copy to:
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway
Suite 310
Leawood, Kansas 66211

14.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Target Fund or the corporate property of the Acquiring Fund, as the case may be, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

By:	Gardner Lewis Investment Trust on behalf of The Chesapeake Growth Fund
Name: _______________
[insert title]

Gardner Lewis Investment Trust on behalf of The Chesapeake Core Growth Fund
Name: ___________
[insert title]

EXHIBIT B

Form Of Agreement And Plan Of Reorganization (Proposal 2)

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __ day of __, 2016, by and between Gardner Lewis Investment Trust, a Massachusetts business trust (the "Predecessor Trust "), on behalf of its series The Chesapeake Growth Fund (the “Predecessor Fund”) and The Chesapeake Investment Trust, a Delaware statutory Trust (the “Successor Trust” or “Trust”), on behalf of its series The Chesapeake Growth Fund (the “Successor Fund”).

All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective portfolio series.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Predecessor Fund of all of its assets to the corresponding Successor Fund, in exchange solely for shares of beneficial interest in the Successor Fund ("New Shares") having a net asset value equal to the net asset value of the corresponding Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the New Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and

WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Fund and the Successor Fund, respectively, that the assets of the Predecessor Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	PLAN OF REORGANIZATION

1.1            Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund and the Successor Trust agrees in exchange therefor: (i) to deliver to the Predecessor Trust the number of full and fractional New Shares of the Successor Fund equal to the number of shares of the Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all of the liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

1.2            The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the corresponding Successor Fund and may be enforced against the Successor Fund to the same extent as if the same had been incurred by the Successor Fund.

1.3            Immediately upon delivery to the Predecessor Fund of the New Shares, the Predecessor Fund, as the then sole shareholder of the Successor Fund, shall: (i) elect trustees of the Trust; (ii) approve an Investment Advisory Agreement between the Trust, on behalf of the Successor Fund and Gardner Lewis Asset Management, L.P. (the "Investment Adviser"); and (iii) ratify the selection of BBD, LLP as the independent accountants of the Successor Fund.

1.4            Immediately following the action contemplated by paragraph 1.3, the Predecessor Fund will distribute pro rata to its respective shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Predecessor Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the New Shares due such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Predecessor Trust. The Successor Fund shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Fund and shall take all other steps necessary to effect such dissolution.

2.	CLOSING AND CLOSING DATE

2.1            The Closing Date shall be the next full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Article 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of the Successor Trust, 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317, or at such other time and/or place as the parties may agree.

2.2            The Predecessor Trust shall cause the transfer agent of the Predecessor Fund (the "Transfer Agent"), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.	REPRESENTATIONS AND WARRANTIES

3.1                    The Predecessor Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

(i)        the Predecessor Trust is duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

(ii)        the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

(iii)        the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi) are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv)        the Predecessor Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect. The Predecessor Funds is a series of the Predecessor Trust;

(v)        there are no material liabilities of the Predecessor Fund whether or not determined or determinable, other than liabilities disclosed or provided for in the Fund's Financial Statements and liabilities incurred in the ordinary course of business after the date of such Financial Statements;

(vi)        there are no claims, actions, suits or proceedings pending or, to the knowledge of the Predecessor Trust, threatened which would adversely affect the Predecessor Fund or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Successor Fund;

(vii)        this Agreement has been duly executed by the Predecessor Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

(viii)        neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Fund, nor the consummation by the Predecessor Trust on behalf of the Predecessor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or Bylaws of the Predecessor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound;

(ix)        as of the Closing Date of the Reorganization, all federal and other tax returns and reports of the Predecessor Fund required by law to have been filed shall have been filed, and all taxes of the Predecessor Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Predecessor Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns. The Predecessor Fund has qualified and elected, and continue to qualify, to be treated as regulated investment companies under the provisions of Subchapter M of the Code; and

(x)        no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or prior to the Closing.

3.2                    The Successor Trust, on behalf of the Successor Funds, hereby represents and warrants to the Predecessor Fund as follows:

(i)        the Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

(ii)        the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

(iii)        the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv)        the Successor Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect;

(v)        the Successor Trust's New Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non assessable. Except for the New Shares issued pursuant to Article 1 above, there shall be no issued and outstanding New Shares or any other securities issued by the Successor Fund before the Closing Date of the Reorganization;

(vi)        there are no liabilities of the Successor Trust, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business or otherwise previously disclosed to the Predecessor Fund in writing. There are no liabilities of the Successor Trust of any kind for which the holders of the Predecessor Fund shares shall become responsible as the result of this Agreement or the consummation of the transactions contemplated hereby or otherwise;

(vii)        there are no claims, actions, suits or proceedings pending or, to the knowledge of the Successor Trust, threatened which would adversely affect the Successor Trust or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Successor Fund;

(viii)        this Agreement has been duly executed by the Successor Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

(ix)        neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund, nor the consummation by the Successor Trust on behalf of the Successor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or Bylaws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound;

(x)        as of the Closing Date of the Reorganization, all federal and other tax returns and reports of the Successor Trust required by law to have been filed shall have been filed, and all taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Successor Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns;

(xi)        no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing;

(xii)        before the Closing Date of the Reorganization, the Successor Trust will take all steps necessary to cause the formation of the Successor Fund. The Successor Fund will have the same investment objective and policies, and the same investment adviser as the Predecessor Fund; and

(xiii)        All information contained in the proxy statement to be supplied to shareholders of the Predecessor Fund in connection with the Reorganization that relates to the Predecessor Trust, the Successor Fund, the Investment Adviser, the agreements between the Successor Trust and other service providers, the effects, tax and otherwise, of the Reorganization on the Predecessor Fund's shareholders and other matters known primarily to the Successor Trust or the Investment Adviser (i) is true and correct in all material respects and (ii) does not contain (and will not contain at the time the proxy statement is mailed to Predecessor Fund shareholders) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

4.	CONDITIONS PRECEDENT; COVENANTS

4.1              The obligations of the Predecessor Trust on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

(i)            Such authority from the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

(ii)            The applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

(iii)            All representations and warranties of the Predecessor Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Fund shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Fund;

(iv)            All representations and warranties of the Successor Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Fund;

(v)            The Predecessor Trust on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund shall have received an opinion from counsel, The Law Offices of John H. Lively & Associates, Inc., regarding certain tax matters in connection with the Reorganization; and

(vi)            A vote approving this Agreement shall have been adopted by the requisite vote of the outstanding shares of the Predecessor Fund entitled to vote at a special meeting of shareholders of the Predecessor Fund duly called for such purpose (the "Special Meeting").

(vii)            The Successor and Predecessor Fund shall have received an opinion of The Law Offices of John H. Lively & Associates, Inc. as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, The Law Offices of John H. Lively & Associates, Inc. may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which The Law Offices of John H. Lively & Associates, Inc. may treat as representations and warranties made to it, and in separate letters addressed to it. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes;

1.	The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Predecessor Fund and the Successor Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code;

2.	No gain or loss will be recognized by the Predecessor Fund upon the transfer of all of its assets to the Successor Fund in exchange solely for the Successor Fund Shares and the assumption by the Successor Fund of the Predecessor Fund’s liabilities or upon the distribution of the Successor Fund Shares to the Predecessor Fund’s shareholders in exchange for their shares of the Predecessor Fund;

3.	No gain or loss will be recognized by the Successor Fund upon the receipt by it of all of the assets of the Predecessor Fund in exchange solely for Successor Fund shares and the assumption by the Successor Fund of the liabilities of the Predecessor Fund;

4.	The adjusted tax basis of the assets of the Predecessor Fund received by the Successor Fund will be the same as the adjusted tax basis of such assets to the Predecessor Fund immediately prior to the Reorganization;

5.	The holding period of the assets of the Predecessor Fund received by the Successor Fund will include the holding period of those assets in the hands of the Predecessor Fund immediately prior to the Reorganization;

6.	No gain or loss will be recognized by the shareholders of the Predecessor Fund upon the exchange of their Predecessor Fund Shares for the Successor Fund Shares (including fractional shares to which they may be entitled) and the assumption by the Successor Fund of the liabilities of the Predecessor Fund;

7.	The aggregate adjusted tax basis of the Successor Fund Shares received by the shareholders of the Predecessor Fund (including fractional shares to which they may be entitled) pursuant to the Reorganization will be the same as the aggregate adjusted tax basis of the Predecessor Fund Shares held by the Predecessor Fund’s shareholders immediately prior to the Reorganization;

8.	The holding period of the Successor Fund Shares received by the shareholders of the Predecessor Fund (including fractional shares to which they may be entitled) will include the holding period of the Predecessor Fund Shares surrendered in exchange therefore, provided that the Predecessor Fund Shares were held as a capital asset on the Closing Date; and

9.	The Successor Fund will succeed to and take into account, as of the date of the transfer (as defined in Section 1.38(b)-1(b) of the Treasury Regulations) the items of the Predecessor Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381(b) and (c) of the Code and the regulations thereunder.

No opinion will be expressed as to the effect of the Reorganization on (i) the Predecessor Fund or the Successor Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Predecessor Fund or the Successor Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as The Law Offices of John H. Lively & Associates may reasonably request, and the Predecessor Fund and Successor Fund will cooperate to make and certify the accuracy of such representations. Such opinions may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.

(viii)             At any time before the Closing, either the Predecessor or the Successor Fund may waive any of the foregoing conditions (except those set forth in paragraphs vii and viii, above) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

4.2            On or before the Closing Date, the Predecessor Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Predecessor Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

4.3            It is the intention of the parties that the transactions contemplated hereunder will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Successor Trust, the Predecessor Trust, the Predecessor Fund nor the Successor Fund shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable The Law Offices of John H. Lively & Associates, Inc. to render the tax opinion contemplated in the Agreement.

5.	BROKERAGE FEES AND EXPENSES

5.1        The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

5.2.  Except as otherwise provided for herein, all fees and expenses that are solely and directly related to the Reorganization contemplated by this Agreement shall be borne and paid by the Predecessor Fund and allocated in a manner determined by the Board. All such fees and expenses so borne and paid shall be paid directly by the Predecessor Fund to the relevant providers of services or other payees in accordance with the principles set forth in the Internal Revenue Service Rev. Ruling 73-54, 1973-1 C.B. 187. Fees and expenses not incurred directly in connection with the consummation of the transactions contemplated by this Agreement shall be borne by the party incurring such fees and expenses. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Predecessor Funds or Successor Funds, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code.

6.	ENTIRE AGREEMENT

The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.	TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.

8.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vii) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

1.            The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

2.            This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

3.            This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

4.            This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

5.            It is expressly agreed that the obligations of the Predecessor Trust hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the property of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Predecessor Trust. The Predecessor Trust is a series company with multiple series, and has entered into this Agreement on behalf of the Predecessor Fund. With respect to any obligation of the Predecessor Trust arising hereunder, the Successor Trust and the Successor Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Predecessor Fund.

6.            It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with multiple series, and has entered into this Agreement on behalf of the Successor Fund. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Funds and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the Successor Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representatives.

Attest: THE GARDER LEWIS INVESETMENT TRUST, a Massachusetts Business Trust

By:	By:

Name:	Name:

Title:	Title:

Attest: THE CHESAPEAKE INVESTMENT TRUST, a Delaware Statutory Trust

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT C

Beneficial Ownership

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of the Fund as of March 30, 2016.

NAME & ADDRESS
FUND NAME /SHARE CLASS	(AMOUNT AND PERCENT OWNERSHIP)

INSTITUTIONAL SHARES

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage Ownership
Strafe & Co. FBO River Ridge Inc. P.O. Box 6924 Newark,, DE 19714-6924	232,870.626 shares	40.55%*
Reliance Trust Company FBO Gardner Lewis Asset Management L.P. 401(K) Plan P.O. Box 48529 Atlanta, Georgia 30362	63,616.966 shares	11.08%
Gardner Lewis Asset Management Inc. 285 Wilmington-West Chester Pike Chadds Ford, PA 19317	55,928.871 shares	9.74%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	44,086.130 shares	7.68%

C-1

INVESTOR SHARES
Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage Ownership
Goldsmith GST Accounts Alan Berkowitz, Beth Goldsmith Trustees 1829 Reisterstown Road Pikesville, Maryland 21208	28,224.891 shares	20.80%
Kathryn Glasgow Stern 4335 Ponca Avenue Toluca Lake, CA 91602-2915	14,765.630 shares	10.88%
James F. McGucking, Jr. 585 County Line Road Radnor, PA 19087-3718	12,865.064 shares	9.48%
Robert W. Baird & Co. Inc 777 East Wisconsin Avenue Milwaukee, WI 53202.	10,437.478 shares	7.69%

C-2

EXHIBIT D

Investing in the Fund

DISTRIBUTOR AND DISTRIBUTION OF SHARES

Distributor. Ultimus Fund Distributors, LLC (the “Distributor”) is the Fund’s principal underwriter and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

Distribution of Shares. The Fund has adopted a plan of distribution (the “Distribution Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 that allows the Fund to pay (with regard to Investor Class Shares) for certain expenses related to the distribution of its shares, including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund’s shares.

The annual limitation for payment of expenses pursuant to the Distribution Plan is 0.25% of the Fund’s average daily net assets. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

OTHER EXPENSES

In addition to the management fees and fees payable under the Fund’s Distribution Plan, the Fund pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of printing and mailing to shareholders annual and semiannual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the fees of the Fund’s administrator and transfer agent; bank transaction charges and custodian fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, including the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

MINIMUM INVESTMENT

Shares of the Fund are sold and redeemed at net asset value (“NAV”). Shares may be purchased directly from the Fund or through any broker-dealer or other financial institution authorized to sell shares of the Fund. The minimum initial investment is $2,500 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan). The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the stated minimum initial investment.

PURCHASE AND REDEMPTION PRICE

The price at which you purchase or redeem shares is based on the next calculation of NAV after an order is received, subject to the order being accepted by the Fund in proper form. See “Purchasing Shares” and “Redeeming Shares” for instructions regarding the proper form for purchase and redemption orders, respectively. The Fund’s NAV is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The NAV of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate NAV on days when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board of Trustees. In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies adopted by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Fund’s administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Fund may also not be able to receive the portfolio security’s fair value if the Fund should sell the portfolio security. The Trustees monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s policies.

PURCHASING SHARES

The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase every day the NYSE is open for business, at the Fund’s NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request and suspend its offering of shares at any time. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

Mail Orders. All investments must be in U.S. dollars and checks must be drawn on U.S. banks. The Fund will not accept third party checks, cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks. When shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If checks are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Fund or the Transfer Agent. For regular mail orders, please complete an account application and mail it, along with your check made payable to “The Chesapeake Core Growth Fund,” to:

Regular Mail	Overnight/Express Mail

Chesapeake Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Chesapeake Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount on your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. You should be prepared to mail or fax a completed, signed account application before payment by wire will be accepted.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed account application has been accepted by the Transfer Agent and determined to be in proper form. See “Purchasing Shares – Mail Orders” above. Your financial institution may charge a fee for wiring funds.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when the authorized broker, or broker-authorized designee, receives your purchase order. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Additional Investments. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-430-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Please note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund or the Transfer Agent as a result of any check returned for insufficient funds.

Automatic Investment Plan and Direct Deposit Plans. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the Fund’s NAV on the 15th and/or the last day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Please call 1-800-430-3863 for more information about the automatic investment plan and direct deposit plans.

Exchange Privilege. Shares of the Fund may be exchanged for shares of any other fund of the Trust that is offered for sale in the state in which you reside. You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-800-430-3863. Please provide the following information:

•	Your name and telephone number
•	The exact name of your account and your account number
•	Taxpayer identification number (usually your Social Security number)
•	Dollar value or number of shares to be exchanged
•	The name of the fund from which the exchange is to be made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to suspend, terminate or modify the exchange privilege upon prior written notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

Important Information about Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if the Fund is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In each case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

REDEEMING SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV next determined after receipt of your redemption request in proper form. Redemption requests may be made by mail or by telephone.

Mail Redemptions. Mail redemption requests should be addressed to:

Regular Mail	Overnight/Express Mail

Chesapeake Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Chesapeake Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Mail redemption requests should include the following:

(1)
Your letter of instruction specifying the name of the Fund, the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered

(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Telephone Redemptions. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-800-430-3863.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from any account you maintain with a financial institution by an Automated Clearing House (“ACH”) transaction, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Fund’s custodian for outgoing wires. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described below. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern Time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. In addition, orders will be deemed to have been received by the Fund when the authorized broker, or broker-authorized designee, receives your redemption order. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $2,500 or more at the current NAV may establish a systematic withdrawal plan to receive a monthly or quarterly payment in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Call the Transfer Agent at 1-800-430-3863 for additional information.

Small Accounts. The Trustees reserve the right to redeem involuntarily shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balance falls below $2,500 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days’ prior written notice. If the shareholder brings the account value up to at least $2,500 during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to Federal income tax withholding.

Signature Guarantees. To protect you and the Fund against fraud, certain redemption requests will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Fund requires written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

•	Requests to redeem shares having a value greater than $50,000;
•	Redemption from an account for which the address or account registration has changed within the last 15 days;
•	Sending redemption or distribution proceeds to any person, address, brokerage firm or bank account not on record; or
•	If you are transferring Fund shares to another account with a different registration (name or ownership) from yours.

The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940, wherein the Fund has committed to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems, during any 90 day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund’s net assets at the beginning of such period.

Other Matters. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after receipt of the request by the Transfer Agent in proper form. The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Fund may suspend redemptions, if permitted by the Investment Company Act of 1940, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. Market timing can be disruptive to the portfolio management process and may adversely impact the ability to implement investment strategies. In addition to being disruptive, the risks presented by market timing include higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the ability to maximize investment return; and potentially diluting the value of the share price. These risks can have an adverse effect on investment performance.

Although the Fund does not accommodate frequent purchases and redemptions, the Board of Trustees has not adopted policies and procedures to detect and prevent market timing in the Fund because the Board of Trustees of the Fund does not believe that market timing is a significant risk to the Fund given the type of securities held in the Fund (i.e., typically domestic securities of large capitalization issuers). The Fund may modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this Prospectus. Although the Trustees do not believe that there is a significant risk associated with market timing for the Fund, the Fund cannot guarantee that such trading will not occur.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary of the federal income tax provisions regarding the taxation of shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisor for advice about the particular federal, state, and local tax consequences to them of investing in the Fund and to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

The Fund has qualified and intends to continue to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and capital gains that it distributes to its shareholders. The Fund intends to distribute its income and capital gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

The Fund expects to distribute all or substantially all of its net investment income and net realized capital gain to its shareholders at least annually. Shareholders may elect to receive dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares. Distributions to non-corporate shareholders attributable to ordinary income and short-term capital gain are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gain rates. Distributions of long-term capital gains are generally taxed as long-term capital gain, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 28% on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (the “IRS”) that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD, provided certain holding period requirements are met.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period of the Fund shares, provided that any loss recognized on the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such shares. An exchange of shares will be treated as a sale and any gain may be subject to tax.

Mutual fund companies must report cost basis information to the Internal Revenue Service (IRS) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, they must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation.

EXHIBIT E

Financial Highlights of the Target Fund and the Acquiring Fund

Acquiring Fund

The financial highlights table is intended to help you understand the Acquiring Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, whose report, along with the Acquiring Fund’s financial statements, is included in the annual report to shareholders, which may be obtained at no charge by calling the Acquiring Fund.

Per share data for a share outstanding throughout each year:

	Years Ended October 31,
	2015	2014	2013	2012		2011
Net asset value at beginning of year	$23.31	$20.21	$15.67	$14.23		$14.37

Income (loss) from investment operations:
Net investment loss	(0.27)	(0.28)	(0.21)	(0.22)		(0.23)
Net realized and unrealized gains on investments	2.60	3.38	4.75	1.66		0.09
Total from investment operations	2.33	3.10	4.54	1.44		(0.14)

Net asset value at end of year	$25.64	$23.31	$20.21	$15.67		$14.23

Total return (a)	10.00%	15.34%	28.97%	10.12%		(0.97%)

Net assets at end of year (000’s)	$27,844	$27,775	$26,439	$26,651		$87,477

Ratio of total expenses to average net assets	1.89%	1.94%	2.02%	1.87	%(b)	1.58	%(b)

Ratio of net expenses to average net assets	1.89%	1.94%	2.02%	1.67%		1.39%

Ratio of net investment loss to average net assets	(0.99%)	(1.15%)	(1.04%)	(0.86%)		(0.64%)

Portfolio turnover rate	65%	49%	48%	35%		74%

(a)	Total return is a measure of the change in value of an investment in the Acquiring Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Acquiring Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on expenses prior to any reductions or refunds of advisory fees or distribution and service fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement.

The Target Fund

The financial highlights table is intended to help you understand the financial performance of the Target Fund’s Investor shares for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, whose report, along with the Target Fund’s financial statements, is included in the annual report to shareholders, which may be obtained at no charge by calling the Target Fund.

Investor Shares

Per share data for a share outstanding throughout each year:

	Years Ended October 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$18.44	$18.54	$13.79	$12.54	$12.82

Income (loss) from investment operations:
Net investment loss	(0.24)	(0.26)	(0.29)	(0.25)	(0.20)
Net realized and unrealized gains (losses) on investments	1.42	2.30	5.04	1.50	(0.08)
Total from investment operations	1.18	2.04	4.75	1.25	(0.28)

Less distributions:
From net realized gains on investments	(2.44)	(2.14)	—	—	—

Net asset value at end of year	$17.18	$18.44	$18.54	$13.79	$12.54

Total return (a)	7.36%	12.17%	34.45%	9.97%	(2.18%)

Net assets at end of year (000's)	$2,197	$2,318	$2,200	$2,016	$2,668

Ratio of total expenses to average net assets (b)	2.76%	2.93%	3.40%	3.14%	2.80%

Ratio of net expenses to average net assets	2.29%	2.28%	2.40%	2.14%	1.79%

Ratio of net investment loss to average net assets	(1.49%)	(1.61%)	(1.66%)	(1.64%)	(1.42%)

Portfolio turnover rate	83%	64%	54%	60%	64%

(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on expenses prior to any reductions or refunds of advisory fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement, if any.

The financial highlights table is intended to help you understand the financial performance of the Target Fund’s Institutional shares for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, whose report, along with the Target Fund’s financial statements, is included in the annual report to shareholders, which may be obtained at no charge by calling the Target Fund.

Institutional Shares

Per share data for a share outstanding throughout each year:

	Years Ended October 31,
	2015	2014	2013	2012	2011
Net asset value at beginning of year	$20.37	$20.23	$14.96	$13.53	$13.76

Income (loss) from investment operations:
Net investment loss	(0.26)	(0.22)	(0.22)	(0.17)	(0.13)
Net realized and unrealized gains (losses) on investments	1.61	2.50	5.49	1.60	(0.10)
Total from investment operations	1.35	2.28	5.27	1.43	(0.23)

Less distributions:
From net realized gains on investments	(2.44)	(2.14)	—	—	—

Net asset value at end of year	$19.28	$20.37	$20.23	$14.96	$13.53

Total return (a)	7.51%	12.35%	35.23%	10.57%	(1.67%)

Net assets at end of year (000's)	$9,736	$9,853	$8,040	$8,643	$9,329

Ratio of total expenses to average net assets (b)	2.37%	2.47%	2.86%	2.58%	2.27%

Ratio of net expenses to average net assets	2.20%	2.03%	1.86%	1.58%	1.25%

Ratio of net investment loss to average net assets	(1.40%)	(1.36%)	(1.12%)	(1.08%)	(0.89%)

Portfolio turnover rate	83%	64%	54%	60%	64%

(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on expenses prior to any reductions or refunds of advisory fees by the Advisor and/or expense reimbursements through a directed brokerage arrangement, if any.

EXHIBIT F

 ADDITIONAL INFORMATION REGARDING THE ACQUIRING FUND

Set forth below is an excerpt from the Acquiring Fund’s annual report October 31, 2015.

The Chesapeake Core Growth Fund Management Discussion of Fund Performance	December 18, 2015

Market Environment: The fiscal year ended 2015 was a challenging year for U.S. equity markets, yielding modest results amidst a return of volatility. The overhang of a looming Fed interest rate decision, a decline in commodity prices, specifically oil, and emerging market weakness led by a China correction weighed on markets throughout the year.

U.S. equity investors enjoyed gains in the early part of the year, with the S&P 500 Index hitting an all-time high in May. However, oil prices declined sharply beginning in July, negatively affecting energy sector companies and ushering in volatility in the broader market that also spilled over into the high yield corporate bond market. Sluggish global growth and ample cash on corporate balance sheets combined to fuel an ongoing wave of consolidation with U.S. targeted M&A reaching a half-year record high of $1.03 trillion in the first half of 2015.

Outlook: We remain concerned about emerging market contraction and potential fears of a global recession. With that being said, we remain focused on the fundamentals of U.S. companies and are constructive on our outlook for domestic markets. With a more settled path from the Fed on a gradual rate rise, and continued firming in the employment market, we expect positive, albeit modest growth. A strong dollar will prove to be somewhat of a headwind, but a manageable one given the resiliency of U.S. market fundamentals.

Apart from the fertile M&A landscape, we feel companies that continue to reshape the technology, mobile communications, retail, and advertising landscapes in new and interesting ways, while building sustainable competitive advantages in large and growing end-markets, are best prepared to compete in this ever-changing environment. We continue to believe that a portfolio of compelling companies and “industry disruptors” presents the best chance for outperformance in any season or market environment.

Portfolio Review: The total return for The Chesapeake Core Growth Fund (the “Fund”) for the fiscal year ended October 31, 2015 was +10.00% (CHCGX), versus 5.20% for the S&P 500 Total Return Index.

The following table breaks out the holdings of the Fund by economic sector and compares 2014 and 2015 fiscal year-end holdings to those of the Fund’s benchmark, the S&P 500 Total Return Index (the “S&P 500”).

Economic Sector	S&P 500 10/31/2014	Fund 10/31/2014	S&P 500 10/31/2015	Fund 10/31/2015
Consumer Discretionary	12%	22%	13%	27%
Consumer Staples	9%	6%	10%	3%
Energy	9%	7%	7%	5%
Financials	17%	14%	16%	14%
Health Care	14%	11%	15%	7%
Industrials	10%	3%	10%	5%
Information Technology	19%	26%	21%	26%
Materials	3%	3%	3%	0%
Telecommunication Services	3%	0%	2%	0%
Utilities	3%	0%	3%	0%

The most significant sector shifts in the Fund during the fiscal year included a decrease in Health Care, Consumer Staples, and Materials, and an increase in Consumer Discretionary and Industrials.

During the Fund’s fiscal year, Consumer Discretionary and Consumer Staples provided the largest positive contributions to overall returns. Materials and Telecommunication Services provided the least positive contribution to the fiscal year, and the Energy sector was the only detractor.

The Fund’s most significant contributors to gains this fiscal year were Amazon.com, Inc. (consumer discretionary), Facebook, Inc. (information technology), Humana, Inc. (health care), Alphabet, Inc. (formerly Google; information technology), and Apple, Inc. (information technology).

The principal detractors were LendingClub Corp. (financial), EOG Resources, Inc. (energy), Scripps Networks Interactive, Inc. (consumer discretionary), Gilead Sciences, Inc. (health care), and Liberty Broadband Corp. (consumer discretionary).

Sincerely,

W. Whitfield Gardner

The performance information quoted above represents past performance and past performance does not guarantee future results. The return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-430-3863. Fee reductions and/or expense reimbursements have positively impacted Fund performance. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing. The Fund’s prospectus contains this and other important information. For information on the Fund’s expense ratio please see the Financial Highlights table found within this Report.

The Chesapeake Core Growth Fund

Comparison of the Change in Value of a $10,000 Investment
in The Chesapeake Core Growth Fund and the S&P 500® Total Return Index*
(Unaudited)

Average Annual Total Returns(a) (for periods ended October 31, 2015)
	1 Year	5 Years	10 Years
The Chesapeake Core Growth Fund	10.00%	12.28%	4.88%
S&P 500® Total Return Index*	5.20%	14.33%	7.85%

*

The S&P 500® Total Return Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance. The S&P 500® Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500® Index. The Index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund. The total returns in the table and graph above do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

The Chesapeake Core Growth Fund

The Chesapeake Core Growth Fund vs S&P 500® Total Return Index
Sector Diversification
October 31, 2015 (Unaudited)

Top Ten Equity Holdings
October 31, 2015 (Unaudited)

Security Description	% of Net Assets
Apple, Inc.	6.5%
Humana, Inc.	4.7%
Alphabet, Inc. - Class C	4.7%
Facebook, Inc. - Class A	4.5%
salesforce.com, inc.	4.4%
EOG Resources, Inc.	4.4%
Amazon.com, Inc.	4.3%
Bank of America Corp.	4.1%
Citigroup, Inc.	4.1%
MasterCard, Inc. - Class A	3.2%

EXHIBIT G

Nominating Committee Charter

Gardner Lewis Investment Trust

Nominating Committee Membership

1.	The Nominating Committee of the Gardner Lewis Investment Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have and affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:	March 7, 2016

APPENDIX A TO THE NOMINATING COMMITTEE CHARTER

GARDNER LEWIS INVESTMENT TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

PROXY CARD
Gardner Lewis Investment Trust

The Chesapeake Growth Fund

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTION:

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

DO NOT TEAR

PROXY | **GARDNER LEWIS INVESTMENT TRUST** | **PROXY**

THE CHESAPEAKE GROWTH FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS – May 25, 2016

The undersigned hereby appoints Patricia Plavko and Tina Bloom, and each of them, as Proxies with full power of substitution and hereby authorizes each of them to represent and to vote, as specified below, all shares of beneficial interest of the above referenced Fund, a series of Gardner Lewis Investment Trust (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m., Eastern time, on May 25, 2016 at the offices of Gardner Lewis Investment Trust, 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317, and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" the Proposals. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

Receipt of the Notice of Special Meeting of Shareholders and the related Proxy Statement dated April 25, 2016 is hereby acknowledged.

Note: This proxy must be signed exactly as your name(s) appears hereon. If you are signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

Signature

Signature

Date ULT_27705_042116

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

Please read the proxy statement prior to voting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: ■

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization for the Fund to reorganize into The Chesapeake Core Growth Fund. ***Note that if you select "FOR" for this Proposal it would render the votes in Proposal 2 and 3 moot and the Chesapeake Growth Fund would cease operations.***	☐	☐	☐
2.	To approve an Agreement and Plan of Reorganization.	☐	☐	☐
3.	To approve revisions to the Fund's fundamental investment restrictions:			

		FOR	AGAINST	ABSTAIN
3.1	To amend the fundamental investment restriction regarding diversification.	☐	☐	☐
3.2	To amend the fundamental investment restriction regarding concentration.	☐	☐	☐
3.3	To eliminate the fundamental investment restriction regarding foreign investments.	☐	☐	☐
3.4	To eliminate the fundamental investment restriction regarding trustee and officer ownership.	☐	☐	☐
3.5	To eliminate the fundamental investment restriction regarding investment for exercising control over an issuer.	☐	☐	☐
3.6	To amend the fundamental investment restriction regarding real estate.	☐	☐	☐
3.7	To amend the fundamental investment restriction regarding underwriting.	☐	☐	☐
3.8	To eliminate the fundamental investment restriction regarding purchasing securities on margin.	☐	☐	☐
3.9	To eliminate the fundamental investment restriction regarding short sales.	☐	☐	☐
3.10	To eliminate the fundamental investment restriction regarding joint trading accounts.	☐	☐	☐
3.11	To amend the fundamental investment restriction regarding loans.	☐	☐	☐
3.12	To eliminate the fundamental investment restriction regarding investments in unseasoned companies.	☐	☐	☐
3.13	To amend the fundamental investment restriction regarding senior securities.	☐	☐	☐
3.14	To amend the fundamental investment restriction regarding commodities.	☐	☐	☐
3.15	To eliminate the fundamental investment restriction regarding restricted securities.	☐	☐	☐

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
4.	To elect each nominee to the Board of Trustees: 01. Theo H. Pitt, Jr. 02. James H. Speed, Jr. 03. W. Whitfield Gardner	☐	☐	☐

To withhold authority to vote for one or more (but not all) nominees, mark the "For All Except" box and write the nominee number(s) and/or name(s) on the line below.

____

HAS YOUR ADDRESS CHANGED?

____

____

____

Important Notice Regarding the Availability of Proxy Materials for The Chesapeake Growth Fund Special Meeting of Shareholders to be Held on May 25, 2016.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/ult-27705

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

ULT_27705_042116

PART B

Gardner Lewis Investment Trust

Statement of Additional Information

April 27, 2016

Acquisition of the Assets of:	By and in Exchange for Shares of Beneficial Interest of:
The Chesapeake Growth Fund (A series of Gardner Lewis Investment Trust) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317 (800) 430-3863	The Chesapeake Core Growth Fund (A series of Gardner Lewis Investment Trust) 285 Wilmington-West Chester Pike Chadds Ford, Pennsylvania 19317 (800) 430-3863

This Statement of Additional Information of Gardner Lewis Investment Trust (“SAI”) is available to the shareholders of The Chesapeake Growth Fund (the “Fund”), a series of Gardner Lewis Investment Trust, in connection with a proposed transaction whereby all of the assets and liabilities of the Fund will be transferred to The Chesapeake Core Growth Fund (the “Core Fund,” together with the Fund, the “Funds,” each a “Fund”), a series of Gardner Lewis Investment Trust, in exchange for shares of the Core Fund.

This SAI consists of: (i) this cover page; (ii) the accompanying pro forma financial statements; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.	The Statement of Additional Information for the Funds dated March 1, 2016, as filed February 29, 2016 (File No: 811-07324) (Accession Nbr. 0001111830-16-001187).

2.	The Financial Statements of the Funds included in the Annual Report dated October 31, 2015, as filed on January 7, 2016 (File No. 811-07324) (Accession Nbr. 0001111830-16-001039).

This SAI is not a prospectus. A Proxy Statement/Prospectus dated April 27, 2016, relating to the Reorganization of the Fund may be obtained, without charge, by writing to Garner Lewis Investment Trust at 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317 or by calling (800) 430-3863. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of the Fund will be transferred to the Core Fund, in exchange for shares of the Core Fund, shown below are financial statements for each Fund and Pro Forma Financial Statements for the combined Fund, assuming the Reorganization is consummated, as of October 31, 2015. The first table presents Statements of Assets and Liabilities for each Portfolio and estimated pro forma figures for the combined Portfolio. The second table presents Statements of Operations for each Portfolio and estimated pro forma figures for the combined Portfolio. The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

The Chesapeake Core Growth Fund / The Chesapeake Growth Fund
Pro Forma Combined Schedule of Investments
October 31, 2015 (Unaudited)

The Chesapeake Core Growth Fund	The Chesapeake Growth Fund	Pro Forma Combined: The Chesapeake Core Growth Fund		The Chesapeake Core Growth Fund	The Chesapeake Growth Fund	Pro Forma Combined: The Chesapeake Core Growth Fund
Number of Shares	Number of Shares	Number of Shares		Market Value	Market Value	Market Value
			COMMON STOCKS - 88.7%

			Consumer Discretionary - 26.6%
			Automobiles - 0.2%
-	378	378	Tesla Motors, Inc. *	$-	$78,220	$78,220

			Diversified Consumer Services - 0.1%
-	1,945	1,945	2U, Inc. *	-	40,806	40,806

			Hotels, Restaurants & Leisure - 1.4%
-	450	450	Shake Shack, Inc. - Class A *	-	20,507	20,507
6,695	-	6,695	Starbucks Corp.	418,906	-	418,906
-	4,200	4,200	Winstop, Inc.	-	97,146	97,146
				418,906	117,653	536,559

			Internet & Catalog Retail - 5.8%
1,916	815	2,731	Amazon.com, Inc. *	1,199,224	510,109	1,709,333
-	485	485	Ctrip.com International, Ltd. - ADR *	-	45,090	45,090
281	103	384	Priceline Group, Inc. (The)*	408,642	149,787	558,429
				1,607,866	704,986	2,312,852
			Media - 12.6%
-	4,495	4,495	IMAX Corp. *	-	172,563	172,563
2,330	1,011	3,341	Liberty Broadband Corp. - Series A *	127,125	55,160	182,285
3,017	1,059	4,076	Liberty Broadband Corp. - Series C *	162,224	56,942	219,166
13,520	2,900	16,420	Liberty Global plc - Class A *	601,910	129,108	731,018
12,385	5,339	17,724	Liberty Media Corp. - Series A *	504,813	217,618	722,431
12,070	4,403	16,473	Liberty Media Corp. - Series C *	472,541	172,378	644,919
6,784	1,945	8,729	Scripps Networks Interactive, Inc. - Class A	407,583	116,856	524,439
8,016	3,360	11,376	Time Warner, Inc.	603,925	253,142	857,067
5,838	2,400	8,238	Walt Disney Co. (The)	664,014	272,976	936,990
				3,544,135	1,446,743	4,990,878
			Multi-line Retail - 1.6%
6,836	2,969	9,805	Nordstrom, Inc.	445,775	193,608	639,383

			Specialty Retail - 4.7%
6,496	-	6,496	Priceline Group, Inc. (The) (a)	669,673	-	669,673
-	2,623	2,623	Restoration Hardware Holdings, Inc. *	-	270,405	270,405
9,287	-	9,287	Royal Caribbean Cruises Ltd.	679,715	-	679,715
-	3,638	3,638	TJX Cos., Inc. (The)	-	266,265	266,265
				1,349,388	536,670	1,886,058
			Textiles, Apparel & Luxury Goods - 0.2%
-	1,885	1,885	lululemon athletica, inc. *	-	92,685	92,685

			Consumer Staples - 3.1%
			Food & Staples Retailing - 3.1%
4,815	2,050	6,865	Costco Wholesale Corp.	761,348	324,146	1,085,494
-	1,905	1,905	PriceSmart, Inc.	-	163,792	163,792
				761,348	487,938	1,249,286
			Energy - 5.0%
			Oil, Gas & Consumable Fuels - 5.0%
14,256	3,292	17,548	EOG Resources, Inc.	1,223,878	282,618	1,506,496
1,915	1,525	3,440	Pioneer Natural Resources Co.	262,623	209,139	471,762
				1,486,501	491,757	1,978,258
			Financials - 13.6%
			Banks - 7.7%
68,015	24,235	92,250	Bank of America Corp.	1,141,292	406,663	1,547,955
21,394	7,269	28,663	Citigroup, Inc.	1,137,519	386,493	1,524,012
				2,278,811	793,156	3,071,967
			Capital Markets - 1.2%
1,785	765	2,550	Goldman Sachs Group, Inc. (The)	334,687	143,438	478,125

			Diversified Financial Services - 3.2%
9,085	3,880	12,965	MasterCard, Inc. - Class A	899,324	384,081	1,283,405

			Real Estate Investment Trusts (REITs) - 1.5%
5,035	2,030	7,065	Crown Castle International Corp.	430,291	173,484	603,775

The Chesapeake Core Growth Fund / The Chesapeake Growth Fund
Pro Forma Combined Schedule of Investments (Continued)
October 31, 2015 (Unaudited)

The Chesapeake Core Growth Fund	The Chesapeake Growth Fund	Pro Forma Combined: The Chesapeake Core Growth Fund		The Chesapeake Core Growth Fund	The Chesapeake Growth Fund	Pro Forma Combined: The Chesapeake Core Growth Fund
Number of Shares	Number of Shares	Number of Shares		Market Value	Market Value	Market Value
			COMMON STOCKS - 88.7% (Continued)

			Health Care - 7.4%
			Biotechnology - 1.4%
3,050	1,290	4,340	Vertex Pharmaceuticals, Inc. *	$380,457	$160,915	$541,372

			Health Care Providers & Services - 4.7%
7,393	3,107	10,500	Humana, Inc.	1,320,612	555,003	1,875,615

			Health Care Technology - 0.2%
-	520	520	athenahealth, Inc. *	-	79,274	79,274

			Pharmaceuticals - 1.1%
4,700	2,010	6,710	Bristol-Myers Squibb Co.	309,965	132,559	442,524

			Industrials - 5.9%
			Aerospace & Defense - 2.1%
4,036	1,670	5,706	Boeing Co. (The)	597,610	247,277	844,887

			Industrial Conglomerates - 1.9%
19,206	7,392	26,598	General Electric Co.	555,438	213,777	769,215

			Machinery - 0.6%
-	1,973	1,973	Middleby Corp. (The) *	-	230,722	230,722

			Road & Rail - 1.3%
5,600	2,415	8,015	Old Dominion Freight Line, Inc.	346,864	149,585	496,449

			Information Technology - 26.8%
			Electronic Equipment, Instruments & Components - 0.3%
-	3,150	3,150	Fitbit, Inc. - Class A *	-	127,701	127,701

			Internet Software & Services - 12.6%
3,475	1,490	4,965	Alibaba Group Holdings Ltd. - ADR *	291,309	124,907	416,216
1,840	705	2,545	Alphabet, Inc. - Class C *	1,307,891	501,121	1,809,012
-	440	440	CoStar Group, Inc. *	-	89,351	89,351
12,290	4,940	17,230	Facebook, Inc. - Class A *	1,253,211	503,732	1,756,943
16,532	6,495	23,027	PayPal Holdings, Inc. *	595,317	233,885	829,202
-	4,225	4,225	Youku Tudou, Inc. - ADR	-	102,836	102,836
				3,447,728	1,555,832	5,003,560
			Semiconductors & Semiconductor Equipment - 2.2%
8,472	3,375	11,847	ARM Holdings plc - ADR	401,827	160,076	561,903
-	6,352	6,352	Mellanox Technologies Ltd.	-	299,243	299,243
				401,827	459,319	861,146
			Software - 6.0%
-	3,107	3,107	FireEye, Inc. *	-	81,248	81,248
15,905	6,195	22,100	salesforce.com, inc. *	1,235,978	481,413	1,717,391
7,475	3,005	10,480	Splunk, Inc. *	419,796	168,761	588,557
				1,655,774	731,422	2,387,196
			Technology Hardware, Storage & Peripherals - 5.7%
15,200	3,676	18,876	Apple, Inc.	1,816,400	439,282	2,255,682

			Materials - 0.3%
			Chemicals - 0.3%
-	995	995	Ashland, Inc.	-	109,171	109,171

			Total Common Stocks	$24,389,707	$10,877,064	$35,266,771

The Chesapeake Core Growth Fund / The Chesapeake Growth Fund
Pro Forma Combined Schedule of Investments (Continued)
October 31, 2015 (Unaudited)

The Chesapeake Core Growth Fund	The Chesapeake Growth Fund	Pro Forma Combined: The Chesapeake Core Growth Fund		The Chesapeake Core Growth Fund	The Chesapeake Growth Fund	Pro Forma Combined: The Chesapeake Core Growth Fund
Number of Shares	Number of Shares	Number of Shares		Market Value	Market Value	Market Value
			MONEY MARKET FUNDS - 11.8%

			Fidelity Institutional Money Market Government Portfolio -
1,777,356	567,677	2,345,033	Class I, 0.01% (a)	$1,777,356	$567,677	$2,345,033
			Fidelity Institutional Money Market Portfolio -
1,777,357	567,677	2,345,034	Class I, 0.12% (a)	1,777,357	567,677	2,345,034
			Total Money Market Funds	$3,554,713	$1,135,354	$4,690,067

			Total Investments at Value - 100.5%	$27,944,420	$12,012,418	$39,956,838

			Liabilities in Excess of Other Assets - (0.5%)	(100,578)	(79,874)	(180,452)

			Net Assets - 100.0%	$27,843,842	$11,932,544	$39,776,386

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of October 31, 2015.

See accompanying notes to financial statements.

The Chesapeake Core Growth Fund / The Chesapeake Growth Fund
Pro Forma Combined Statement of Assets and Liabilities
October 31, 2015 (Unaudited)

	The Chesapeake Core Growth Fund	The Chesapeake Growth Fund	Adjustments		Pro Forma Combined: The Chesapeake Core Growth Fund
ASSETS
Investments in securities:
At acquisition cost	$20,554,363	$9,257,820	$-		$29,812,183
At value (Note 3)	$27,944,420	$12,012,418	$-		$39,956,838
Dividends receivable	2,742	1,037	-		3,779
Receivable for investment securities sold	25,878	33,417	-		59,295
Other assets	9,285	5,429	-		14,714
TOTAL ASSETS	27,982,325	12,052,301	-		40,034,626

LIABILITIES
Payable for investment securities purchased	81,628	84,177	-		165,805
Payable to Adviser	22,855	7,321	-		30,176
Accrued compliance service fees	3,275	1,725	-		5,000
Accrued distribution and service plan fees	2,874	431	-		3,305
Payable to Administrator	4,750	4,750	-		9,500
Accrued Trustees' fees	3,333	3,333	-		6,666
Accrued reorganization expenses	-	-	93,231		93,231
Other accrued expenses	19,768	18,020	-		37,788
TOTAL LIABILITIES	138,483	119,757	93,231		351,471

NET ASSETS	$27,843,842	$11,932,544	$(93,231)		$39,683,155

Net assets consist of:
Paid-in capital	$167,754,596	$7,832,435	$-		$175,587,031
Accumulated net investment loss	(230,477)	(139,947)	(93,231)		(463,655)
Accumulated net realized gains (losses) from security transactions	(147,070,334)	1,485,458	-		(145,584,876)
Net unrealized appreciation on investments	7,390,057	2,754,598	-		10,144,655
NET ASSETS	$27,843,842	$11,932,544	$(93,231)		$39,683,155

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	1,086,009		465,412	(a)	1,551,421
Net asset value, offering price and redemption price per share	$25.64				$25.58

PRICING OF INSTITUTIONAL SHARES
Net assets applicable to Institutional shares		$9,735,711	$(9,735,711)		$-
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)		504,907	(504,907)	(a)	-
Net asset value, offering price and redemption price per share		$19.28			$-

PRICING OF INVESTOR SHARES
Net assets applicable to Investor shares		$2,196,833	$(2,196,833)		$-
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)		127,866	(127,866)		-
Net asset value, offering price and redemption price per share		$17.18			$-

(a)	Shares of beneficial interest have been adjusted due to the merging of the funds.

See accompanying notes to financial statements.

The Chesapeake Core Growth Fund / The Chesapeake Growth Fund
Pro Forma Combined Statement of Operations
October 31, 2015 (Unaudited)

	The Chesapeake Core Growth Fund	The Chesapeake Growth Fund	Adjustments		Pro Forma Combined: The Chesapeake Core Growth Fund

INVESTMENT INCOME
Dividend income	$245,515	$94,748	$-		$340,263
Foreign withholding taxes on dividends	(164)	(71)	-		(235)
TOTAL INVESTMENT INCOME	245,351	94,677	-		340,028

EXPENSES
Investment advisory fees (a)	272,087	118,001	-		390,088
Reorganization expenses	-	-	93,231		93,231
Administration	55,500	55,500	(55,500)	(b)	55,500
Professional fees	29,279	31,779	(21,250)	(b)	39,808
Postage & supplies	7,273	5,942	-		13,215
Registration and filing fees	19,396	17,003	(17,003)	(b)	19,396
Trustees' fees	14,800	14,800	-		29,600
Custody and bank service fees (a)	8,254	7,207	-		15,461
Compliance service fees (a)	39,183	20,817	-		60,000
Insurance expense	5,548	2,957	-		8,505
Distribution and service plan fees	35,486	-	2,176		37,662
Distribution and service plan fees, Investor shares	-	2,176	(2,176)		-
Shareholder account maintenance fees	14,267	-	871		15,138
Shareholder account maintenance fees, Institutional shares	-	778	(778)		-
Shareholder account maintenance fees, Investor shares	-	93	(93)		-
Reports to shareholders	6,477	2,478	-		8,955
Other expenses	8,042	8,123	(4,800)	(b)	11,365
TOTAL EXPENSES	515,592	287,654	(5,322)		797,924
Less fees reduced by the Adviser	-	(26,200)	26,200		-
NET EXPENSES	515,592	261,454	20,878		797,924

NET INVESTMENT LOSS	(270,241)	(166,777)	(20,878)		(457,896)

REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS
Net realized gains on investments	3,928,810	1,560,444	-		5,489,254
Net change in unrealized appreciation on investments	(1,050,315)	(546,296)	-		(1,596,611)

NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS	2,878,495	1,014,148	-		3,892,643

NET INCREASE IN NET ASSETS
FROM OPERATIONS	$2,608,254	$847,371	$(20,878)		$3,434,747

(a)	Based on contract in effect for the surviving fund, therefore no adjustment needed.
(b)	Decrease due to the elimination of duplicate expenses achieved by merging the funds.

See accompanying notes to financial statements.

Notes to Combining Pro Forma Financial Statements of
The Chesapeake Core Growth Fund and The Chesapeake Growth Fund
October 31, 2015 (Unaudited)

1.	Description of the Fund

The Chesapeake Core Growth Fund is a diversified series of the Gardner Lewis Investment Trust, an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940 (the “Act”).

The investment objective of The Chesapeake Core Growth Fund is to seek capital appreciation.

2.	Basis of Combination

The Chesapeake Growth Fund is a diversified series of Gardner Lewis Investment Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust and registered under the Act. The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of The Chesapeake Growth Fund by The Chesapeake Core Growth Fund as if such acquisition had taken place as of November 1, 2015. These statements have been derived from the books and records utilized in calculating daily net asset values at October 31, 2015.

On the pro forma Statement of Operations, certain combined expenses have been adjusted to reflect anticipated contractual changes.

Under the terms of the Agreement and Plan of Reorganization (the “Agreement”), the combination of The Chesapeake Core Growth Fund and The Chesapeake Growth Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The reorganization involves the transfer of substantially all of the assets and known liabilities of The Chesapeake Growth Fund to The Chesapeake Core Growth Fund in exchange for shares of The Chesapeake Core Growth Fund, and the pro-rata distribution of such shares of The Chesapeake Core Growth Fund to the shareholders of The Chesapeake Growth Fund, as provided by the Agreement. The Chesapeake Core Growth Fund was determined to be the accounting survivor in the reorganization primarily because the fund composition of the combined fund is expected to be more like The Chesapeake Core Growth Fund’s current fund composition as a result of the application of The Chesapeake Core Growth Fund’s investment process after the reorganization. Consequently, The Chesapeake Core Growth Fund’s performance track record more accurately reflects the results of the investment process that the combined fund will utilize after the reorganization. The investment objectives, policies and restrictions, the load structure, the expense ratio (including the contractual expense limitation) and the investment advisory fee of the combined fund will be those of The Chesapeake Core Growth Fund.

Gardner Lewis Asset Management, L.P. (the “Advisor”) is the investment advisor to The Chesapeake Core Growth Fund. The Advisor, and specifically The Chesapeake Core Growth Fund’s portfolio managers, will continue to advise the surviving fund. Following the acquisition, The Chesapeake Core Growth Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America (“GAAP”), the historical cost of investment securities held in The Chesapeake Growth Fund will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The reorganization is intended to qualify as a tax-free reorganization so that shareholders of The Chesapeake Growth Fund will not recognize any gain or loss through the exchange of shares in the reorganization.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of The Chesapeake Core Growth Fund and The Chesapeake Growth Fund included in their annual report dated October 31, 2015.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of The Chesapeake Growth Fund by The Chesapeake Core Growth Fund had taken place as of November 1, 2015.

3.	Securities Valuation

The Fund’s securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price.  Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value using as determined in good faith under policies adopted by the Board of Trustees of the Trust and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•            Level 1 – quoted prices in active markets for identical securities

•            Level 2 – other significant observable inputs

•            Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value The Chesapeake Core Growth Fund’s pro-forma combined investments as of October 31, 2015 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$35,266,771	$-	$-	$35,266,771
Money Market Funds	4,690,067	-	-	4,690,067
Total	$39,956,838	$-	$-	$39,956,838

See the Pro Forma Combined Schedule of Investments for a listing of the securities valued using Level 1 inputs. As of October 31, 2015, The Chesapeake Core Growth Fund did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by The Chesapeake Core Growth Fund as of October 31, 2015. It is The Chesapeake Core Growth Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

4.	Capital Shares

The pro forma net asset value per share assumes the issuance of shares of The Chesapeake Core Growth Fund that would have been issued at October 31, 2015, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of The Chesapeake Growth Fund, as of October 31, 2015, divided by the net asset value per share of The Chesapeake Core Growth Fund as of October 31, 2015. The pro forma number of shares outstanding for the combined fund consists of the following at October 31, 2015:

Shares of The Chesapeake Core Growth Fund Pre- Combination October 31, 2015	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post-Combination October 31, 2015
1,086,009	465,412	1,551,421

5.	Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, The Chesapeake Core Growth Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provision available to certain investment companies, as defined in applicable sections of the Internal Revenue code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

6.	Merger Costs

The expenses incurred in connection with the reorganization will be paid by the Funds. With respect to amounts allocated to the Funds, the expenses will be allocated between The Chesapeake Fund and The Chesapeake Core Growth Fund based on their relative net assets.

7.	Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

8.	Transactions with Related Parties

Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Funds. For its services, the Funds pay the Advisor an investment advisory fee at the annual rate of 1.00% of each Fund's average daily net assets.